================================================================================


                            PORT BAY ASSOCIATES, LLC,
                      a New York limited liability company,

                  having an office at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605

                                       AND

                              FLEET NATIONAL BANK,
                         a national banking association,

                having an office at 1185 Avenue of the Americas,
                            New York, New York 10036

                         ______________________________

                       MORTGAGE AND SECURITY AGREEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS
                         ______________________________

Soundview Marketplace, Port Washington, New York 11050, in the County of Nassau, State of New York, as more particularly described in the Mortgage

                               Tax Map Designation
             Soundview Marketplace, Port Washington, New York 11050

                                Parcel One                   Parcel Two                   Parcel Three
State:                          New York                     New York                     New York
County:                         Nassau                       Nassau                       Nassau
Town:                           North Hempstead              North Hempstead              North Hempstead
District:                       N/A                          N/A                          N/A
Section:                        4                            4                            4
Block:                          129                          129                          129
Lots:                           10, 14B, 14C                 12                           1, 15A, 15C

Leasehold Mortgage as to Parcel One and Parcel Two and a Mortgage on the Fee as to Parcel Three


================================================================================

                       After recording, please return to:
                              DEWEY BALLANTINE LLP
                          1301 Avenue of the Americas
                            New York, New York 10019
                           Attn: Val A. Soupios, Esq.

                       MORTGAGE AND SECURITY AGREEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS


         THIS AGREEMENT made as of the 1st day of December, 2003, by and between Port Bay Associates, LLC, a New York limited liability company, having an office at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (hereinafter referred to as the "Mortgagor") and FLEET NATIONAL BANK, a national banking association, having an office at 1185 Avenue of the Americas, New York, New York 10036 (hereinafter referred to as the "Mortgagee"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Mortgagor is the owner of a fee interest in Parcel Three and is owner of the leasehold interest in Parcel One and Parcel Two, all as described in Exhibit A attached hereto (hereinafter referred to as the "Premises");

         WHEREAS, Mortgagor has executed and delivered its note (the "Note") to Mortgagee in the principal amount of $3,990,135.17 or so much thereof as may be advanced thereunder (said principal sum, interest and all other sums which may or shall become due under the Note and/or this Mortgage pursuant to the provisions hereof, being hereinafter collectively referred to as the "Debt" or "Indebtedness") and in order to secure the payment of the Debt, Mortgagor has executed and delivered this mortgage (the "Mortgage"); and

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Mortgagor hereby represents and warrants to and covenants and agrees with Mortgagee as follows:

         As security for payment of the Debt pursuant to the Note, the Mortgagor hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto the Mortgagee all of its estate, the right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinbefore and hereinafter collectively referred to as the "Mortgaged Property"):

         (a) the Premises;

         (b) The estate, right, title and interest of the Mortgagor, as Tenant, in and to the Ground Lease, as defined in Exhibit C hereto (including the leasehold interest created and granted thereby), the Premises, and all of the right, title and interest of Mortgagor in and to the building and equipment on the Premises, including without limitation (a) all rights of the Mortgagor to exercise any election or option to make any decision or determination or to give any notice, consent, waiver or approval, or to take any other action under or in respect of the Ground Lease and (b) all modifications, extensions, and renewals of the Ground Lease, and all credits, deposits of the Mortgagor as tenant thereunder, including but not limited to, the options and rights of the Mortgagor to renew the Ground Lease for any succeeding term or terms thereof, and (c) and credits, deposits, options, purchase options, privileges and rights of the Mortgagor under the Ground Lease, including but not limited to the right, if any, to renew or extend the Ground Lease for succeeding term or terms or to acquire fee title to or other interest in all or any portion of the Premises or the Improvements, and (d) all of the Mortgagor's rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code, 11 U.S.C.ss.101 et seq. (the "Bankruptcy Code"), including, without limitation, all of the Mortgagor's right thereunder to remain in possession of the Premises and the Improvements;

         (c) all buildings and improvements now or hereafter located on the Premises (hereinafter referred to as the Improvements);

         (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

         (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property, or appurtenances hereto, and usable in connection with the present or future operation and occupancy of the Mortgaged Property and all building equipment, materials and supplies of any nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property (hereinafter collectively referred to as the Equipment), and the right, title and interest of the Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Mortgaged Property is located), superior in lien to the lien of the Mortgages;

         (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

         (g) other than the Ground Lease, all leases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (hereinafter referred to as the "Leases") and the right to receive and apply the rents, issues and profits of the Mortgaged Property (hereinafter referred to as the "Rents") to the payment of the Debt, after the occurrence of an Event of Default;

         (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

         (i) the right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property, and to commence any action or proceeding to protect the interest of the Mortgagee in the Mortgaged Property;

         (j) all rents, royalties, issues, profits, revenue, income, recoveries, reimbursements and other benefits of the Mortgaged Property (hereinafter, the "Rents") and all leases of the Mortgaged Property or portions thereof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash, letters of credit or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash, letters of credit or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, and including any guaranties of such leases and any lease cancellation, surrender or termination fees in respect thereof, all subject, however, to the provisions of Section 4.1;

         (k) all (a) development work product prepared in connection with the Premises, including, but not limited to, engineering, drainage, traffic, soil and other studies and tests; water, sewer, gas, electrical and telephone approvals, taps and connections; surveys, drawings, plans and specifications; and subdivision, zoning and platting materials; (b) building and other permits, rights, licenses and approvals relating to the Premises; (c) contracts and agreements (including, without limitation, contracts with architects and engineers, construction contracts and contracts for the maintenance, management or leasing of the Premises), contract rights, logos, trademarks, trade names, copyrights and other general intangibles used or useful in connection with the ownership, operation or occupancy of the Premises or any part thereof; (d) financing commitments (debt or equity) issued to Mortgagor in respect of the Premises and all amounts payable to Mortgagor thereunder; (e) contracts for the sale of all or any portion of the Premises, the Improvements or the Chattels, and all amounts payable by the purchasers thereunder; (f) operating and other bank accounts, and monies therein, of Mortgagor relating to the Premises, including, without limitation, any accounts relating to real estate taxes or assessments; (g) interest rate protection agreements entered into by Mortgagor in respect of the Loan; and (h) commercial tort claims related to the Premises, the Improvements or the Chattels;

         (l) all rights of Mortgagor under promissory notes, letters of credit, electronic chattel paper, proceeds from accounts, payment intangibles, and general intangibles related to the Premises, as the terms "accounts", "general intangibles", and "payment intangibles" are defined in the applicable Uniform Commercial Code Article 9, as the same may be modified or amended from time to time;

         (m) all other assets of Mortgagor related in any way to the Premises, subject to certain limitations that may be set forth herein; and

         (n) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments.

                                   ARTICLE I

                               Certain Definitions

         The Mortgagor and the Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and to the plural forms of such terms.

         "Acadia" shall mean Acadia Realty Trust, a Maryland real estate investment trust with offices at 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and its successors and/or assigns.

         "Accounting Principles" shall mean the accounting principles utilized in the preparation of the operating statements for the Mortgaged Premises heretofore delivered to the Mortgagee or income tax basis of accounting.

         "Affiliate" shall mean (a) if with respect to a corporation, (i) any officer or director thereof and any person or entity who or which is, directly or indirectly, the legal or beneficial owner of more than ten (10%)percent of any class of shares or other equity security of such corporation, or (ii) any person or entity who or which, directly or indirectly, controls or is controlled by or is under common control with such corporation; (b) if with respect to a partnership or venture, any (i) general partner, (ii) general partner of a general partner, (iii) partnership with a common general partner, (iv) coventurer thereof, or (v) any person, trust, corporation, partnership, venture or other entity who or which, directly or indirectly, controls or is controlled by or is under common control with such partnership; and if any general partner or general partner of a general partner or coventurer is a corporation, any person or entity which is an Affiliate as defined in clause (a) above of such corporation; and (c) if with respect to a limited liability company, (i) any manager thereof and any person or entity who or which is, directly or indirectly, the legal or beneficial owner of more than ten (10%) percent of any class of the membership interests of such limited liability company, or (ii) any person or entity who or which, directly or indirectly, controls or is controlled by or is under common control with such limited liability company and if any member which is the legal or beneficial owner of more than 10% of any class of membership interests is a corporation, any person or entity which is an Affiliate (as defined in clause (a) above) of such corporation. "Controls" (including the correlative meanings of "controlled by" and "under common control with") means effective power, directly or indirectly, to direct or cause the direction of the management and policies of such person or entity.

         "Appraised Value" shall mean the appraised value of the Mortgaged Premises, as determined by an independent appraiser selected by the Mortgagee and reasonably acceptable to the Mortgagor. The Mortgagee may require that such an appraisal be performed at any time. Appraised Value shall be determined utilizing an appraisal method consistent with that used in determining the Appraised Value in connection with entering into the Note and Mortgage. The Mortgagors shall be responsible for the cost of up to one appraisal per annum if requested by Mortgagee.

         "Authorized Representative" shall mean Michael Nelsen, Robert Masters, Maggie Hui, Jon Grisham or any other person or persons designated by Mortgagor, in a writing delivered to Mortgagee, as an Authorized Representative.

         "Default Rate" shall mean the Involuntary Rate (as such term is defined in the Note).

         "Due and payable" when used with reference to the principal of, or premium or interest on, or when referring to any and all other sums secured by this Mortgage or any other of the Loan Documents shall mean due and payable, whether at the monthly or other date of payment or at the date of maturity specified in the Note, this Mortgage or the other Loan Documents; or by acceleration or call for payment as provided in the Note, hereunder or in the other Loan Documents, or, in the case of Impositions, the last day upon which any charge may be paid without penalty and/or interest.

         "Events of Default" shall have the meaning assigned to such term in
Section 6.1 of this Mortgage.

         "Full Force and Effect" shall mean, as to any lease, that such lease shall be in full force and effect, there shall be no material default by the tenant thereunder or default by the landlord thereunder or other act or condition or circumstance giving or which may give, without the giving of any further notice, the tenant or the landlord the right to terminate any lease and, if requested by the Mortgagor and required by its lease, the tenant shall have delivered to the Mortgagor an estoppel certificate in form and substance reasonably satisfactory to the Mortgagee.

         "GAAP" shall mean Generally Accepted Accounting Principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable in the circumstances as of the date in question, consistently applied within a period and from period to period, provided, however, that if employment of more than one principle shall be permissible at such time in respect to a particular accounting matter, "GAAP" shall refer to the principle which is then employed by Acadia, the Managing Member or Mortgagor, as the case may be, with the concurrence of the independent certified public accountants of Debtor.

         "Governmental Authorities" shall mean all federal, state, county, municipal and local governments and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Mortgaged Premises or any part thereof.

         "Ground Lease" or "Lease" means that certain agreement of lease by and between Soundview Shopping Center, a general partnership having an office at Soundview Shopping Center, c/o Mr. B.V. Brooks, 542 Westport Avenue, Norwalk, Connecticut 06851 ("Landlord"), Port Bay Associates, as tenant, dated as of December 19, 1985, a Memorandum of Lease with respect thereto was recorded in the Office of the Clerk of County of Nassau February 3, 1986 in Liber 9702 at Page 404, as amended by that certain First Amendment to Agreement of Lease, dated as of January 1999 by and between Landlord and Mortgagor (the "First Amendment").

         "Guaranty" or "Indemnity" means, individually, jointly, severally and collectively, (i) that certain loan guaranty dated of even date hereof by the Indemnitor in favor of Mortgagee, as the same may be extended and or otherwise modified from time to time (the "Loan Guaranty"), (ii) that certain Reaffirmation Agreement with respect to the hazardous material guaranty and indemnity agreement dated of even date hereof by the Indemnitor in favor of Mortgagee, as the same may be extended and or otherwise modified from time to time (the "Hazardous Material Guaranty"), (iii) that certain ADA guaranty and indemnity agreement dated of even date hereof by the Indemnitor in favor of Mortgagee, as the same may be extended and or otherwise modified from time to time (the "ADA Guaranty").

         "Impositions" shall mean all duties, taxes (other than income taxes), water and sewer rents, rates and charges, assessments (including, but not limited to, all assessments for public improvements or benefit), charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which prior to or during the term of this Mortgage will have been or may be laid, levied, assessed or imposed upon or become due and payable out of or in respect of, and become a lien on the Premises, the Improvements, Building Service Equipment, Furnishings or any other property or rights included in the Mortgaged Premises, or any part thereof or appurtenances thereto, or which are levied or assessed against the rent and income received by the Mortgagor from the Space Leases (as defined in Section 1.15) by virtue of any present or future law, order or ordinance of the United States of America or of any state, county or local government or of any department, office or bureau thereof or of any other Governmental Authority.

         "Indemnitor", "Guarantor", "Guarantors" or "Indemnitors" means individually, jointly, severally and collectively, the Mortgagor and the Managing Member.

         "Legal Requirements" shall mean all present and future laws, ordinances, rules, regulations and requirements of all Governmental Authorities, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which may be applicable to the Mortgaged Premises or any part thereof, or to the sidewalks, alleyways, passageways, curbs and vaults adjoining the same, or to the use or manner of use of any of the foregoing, or to the owners, tenants, or occupants thereof, whether or not any such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

         "Loan Documents" means the Note, this Mortgage, the Guaranty and all other documents, including, without limitation, collateral documents, security agreements, UCC financing statements, assignments of leases and rents, guaranties, indemnities, title insurance, assignments, subordination agreements, non-disturbance agreements, leases affecting the property encumbered by the

Mortgage, and any other document, mortgage, agreement, assignment or other instrument executed by Mortgagor and/or Indemnitor, as the case may be, or any other third party pursuant hereto or thereto or in connection herewith or in connection with the loan evidenced by the Note and secured by this Mortgage, as the same may be extended and or otherwise modified from time to time.

         "Managing Member" shall mean Acadia Realty Limited Partnership, a Delaware limited partnership having an office at 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and its successors and/or assigns.

         "Mortgagor" shall mean the Mortgagor herein named, any subsequent owner or owners of the Mortgaged Premises, and its or their respective successors and assigns; provided, however, that this definition shall not be construed to limit the provisions of Section 2.8.1 hereof.

         "Net Operating Income" shall mean, with respect to the applicable period, the aggregate rental and other receipts (unless excluded pursuant hereto) of the Mortgaged Premises (actual results with respect to the preceding six-months and pro forma with respect to the following six-months during such period less the aggregate amount of all operating expenses of the Mortgaged Premises during such period, in each case determined in accordance with the Accounting Principles. For purposes of the determination of Net Operating Income, operating expenses shall include, without limitation, all real estate taxes (but not in excess of the pro rata portion of such real estate taxes applicable to the applicable period covered by the statement), water and sewer charges, utility charges, insurance premiums (but not in excess of the amounts applicable to the applicable period covered by the statement), salaries and benefits of all employees engaged in the operation, maintenance or management of Mortgaged Premises, all costs of ordinary and necessary maintenance, cleaning and repair, costs of snow and rubbish removal and security services. Net Operating Income shall, however, (a) exclude from receipts all amounts paid to the Mortgagor for tenant alterations in connection with the leasing of space at the Mortgaged Premises, all amounts payable to the Mortgagor under leases with Affiliates of the Mortgagor, as tenant, or with Mortgagor, as tenant (unless the Mortgagee otherwise agrees) and, with respect to any lease providing for a reduction in the rentals payable under such lease at any time during the term thereof, base rentals in excess of the lowest base rentals payable under such lease (other than during any period of rent concessions made with respect to consecutive monthly periods commencing with the first month of the term of such lease), and (b) exclude from expenses payments of principal and interest on the Note, capital expenditures, leasing commissions, and other expenses payable to the Mortgagee pursuant to the Note or any of the other Loan Documents. Net Operating Income shall be determined without regard to extraordinary items of income and of expense. Each lease, the rental or other income from which was included in the calculations of Net Operating income, must in Full Force and Effect as of the date Net Operating Income is being determined.

         "Net Worth" shall mean the net worth of Acadia as shown on its financial statements, and as subsequently determined in accordance with GAAP, used in Acadia's most recent statements.

         "Obligations" or "Indebtedness" shall mean (a) the aggregate unpaid principal amount of, and accrued and unpaid interest on, the Note, plus (b) any and all indebtedness, obligations and other liabilities of the Mortgagor to the

Mortgagee arising out of or in connection with or otherwise relating to the Note or any of the Loan Documents, and/or any agreement(s) of the Mortgagor with the Mortgagee pertaining thereto, including, without limitation, any Hedge Agreement; in each case whether now or hereafter existing, direct or indirect, absolute or contingent, joint, several or independent, due or to become due, liquidated or unliquidated, held or to be held by the Mortgagee and whether created directly or acquired by assignment or otherwise.

         "Permitted Encumbrances" shall mean each of the exceptions to coverage set forth in SCHEDULE B, PART I (other than the so-called standard exceptions set forth therein as items 1-7, inclusive) of the title policy insuring the lien of this Mortgage issued by Commonwealth Land Title Insurance Company of New York and accepted by the Mortgagee with respect to the Premises, and such other items as the Mortgagee, in its sole discretion, may approve in writing.

         "Person" shall mean and include any individual, corporation, partnership, unincorporated association, trust, governmental agency or authority or other entity.

         "Prime Rate" shall have the meaning assigned to such term in the Note.

         "Space Lease" shall mean any and all leases, subleases, licenses, concession agreements or any other form of agreement, however denominated (written or verbal, now or hereafter in effect), in which the Mortgagor (or its predecessor in interest as owner of the Mortgaged Premises in the case of existing Space Leases) now or hereafter grants a possessory interest in and to, or the right to use and occupy the Mortgaged Premises, or any portion thereof, and all renewals, extensions, modifications, amendments and other agreements affecting the same.

         "Space Tenant" shall mean the tenant or other user or occupant of part or all of the Mortgaged Premises under any Space Lease.

         "State" or "New York" shall mean the State of New York.

                                   ARTICLE II

                      Particular Covenants of the Mortgagor
                      -------------------------------------

         The Mortgagor covenants and agrees as follows:

         2.1. Payment of Obligations. The Mortgagor shall duly and punctually pay to the Mortgagee, as and when due and payable, the Obligations; provided, however, that the maximum principal amount which is, or under any contingency may be, secured hereby is $3,990,135.17 plus protective advances under Section
7.3 and any amounts due under any Hedge Agreement.

         2.2. General Representations, Covenants and Warranties.
              --------------------------------------------------

       2.2.1. The Mortgagor represents and warrants that: (a) it has a good and marketable title to an indefeasible fee estate in Parcel Three and it has a good and marketable title to a leasehold estate in Parcel One and Parcel Two, subject to no lien, charge or encumbrance, except for Permitted Encumbrances; (b) it owns the Building Service Equipment and Furnishings free and clear of all liens and claims other than in favor of the Mortgagee; (c) this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property subject only to the exceptions referred to above; (d) the execution and delivery of this Mortgage and the Note has been duly authorized by the Mortgagor, the Managing Member and Acadia, the Managing Member's general partner, and that there is no provision in any document that evidences or establishes the existence of the Mortgagor, Managing Member or Acadia requiring further consent for such action by any other entity or person; (e) Mortgagor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of New York; Managing Member is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and is in good standing in the State of New York, and is authorized to conduct business in the State of New York; and the General Partner is a trust duly formed, validly existing and in good standing under the laws of the State of Maryland, and is in good standing in the State of New York, and is authorized to conduct business in the State of New York; (f) Mortgagor and Indemnitor each has (i) all necessary licenses, authorizations, registrations, permits and/or approvals and (ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of and performance of its obligations under, this Mortgage, the Note and the other Loan Documents to which it is a party will not result in the Mortgagor and/or Indemnitor being in default under any provisions of any document which evidences or establishes the existence of the Mortgagor and/or the Indemnitor or of any mortgage, credit or other agreement to which Mortgagor and/or Indemnitor is a party or which affects the Mortgagor and/or Indemnitor or the Premises, or any part thereof; (g) it will preserve such title, and forever warrant and defend the same and the Ground Lease to the Mortgagee, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever; (h) the Mortgagor and Indemnitor each is now able to meet their respective debts as they mature, the fair market value of their respective assets exceeds their respective liabilities, and no bankruptcy or insolvency proceedings are pending or contemplated by or against the Mortgagor and/or Indemnitor; (i) all reports, statements and other data furnished by the Mortgagor and/or Indemnitor in connection with the loan evidenced by the Note are true and correct and complete in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not materially misleading; and (j) to the knowledge of Mortgagor, there are no actions, suits, or proceedings pending against or affecting the Mortgagor or the Mortgaged Property.

         2.3. To Maintain Priority of Lien and Preserve Existence.
              ----------------------------------------------------

       2.3.1. This Mortgage is and will be maintained as a valid first mortgage lien on the Mortgaged Premises, and the Mortgagor will not, directly or indirectly, create or suffer or permit to be created, or to stand against the Mortgaged Premises or any portion thereof, or against the rents, issues and profits therefrom, and will promptly discharge, any lien or charge prior to or upon a parity with or junior to the lien of this Mortgage other than the

Permitted Encumbrances; provided, however, that the Mortgagor shall not be required to pay any Imposition prior to the time it shall become due and payable subject to the provisions of Section 2.4.1 hereof, and nothing herein contained shall prevent the Mortgagor from contesting the validity of any such Imposition in accordance with the provisions of Section 2.4.4. The Mortgagor will keep and maintain the Mortgaged Premises, and every part thereof, free from all liens or lien notices, of Persons supplying labor and/or materials in connection with any construction, alteration, repair, improvement or replacement of the Improvements or of the Building Service Equipment and Furnishings. If any such lien shall be filed against the Mortgaged Premises, or any part thereof, the Mortgagor promptly (but in any event within thirty (30) days of receiving notice of such lien) shall discharge the lien of record, by bonding or otherwise. The Mortgagor shall exhibit to the Mortgagee, upon request, appropriate receipts or other satisfactory evidence of the payment of the Impositions or any other item which may, if not paid, give rise to a lien against the Mortgaged Premises.

       2.3.2. The Mortgagor will, so long as it is owner of the Mortgaged Property or any part thereof, do all things necessary to preserve and keep in full force and effect its existence, rights and privileges as a limited liability company under the laws of the state of New York and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or to the Mortgaged Property or any part thereof.

         2.4. To Pay Impositions.

       2.4.1. The Mortgagor will pay or cause to be paid, as and when due and payable, all Impositions levied upon the Mortgaged Premises or any part thereof. However, if by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor shall have the right to exercise such option and to pay such Imposition, or cause it to be paid (together with any accrued interest on the unpaid balance) in installments as they fall due and before any fine, penalty, further interest or cost may be added thereto.

       2.4.2. Upon demand of the Mortgagee in the case of Impositions and, if an Event of Default shall exists, upon demand of the Mortgagee in the case of insurance premiums, the Mortgagor shall deposit with the Mortgagee a sum which bears the same relation to the annual insurance premiums for all insurance required by the terms hereof and real estate taxes and assessments assessed against the Mortgaged Premises for the insurance period or tax year then in effect, as the case may be, as the number of months elapsed as of the date of such demand since the last preceding installment of said premiums or taxes or assessments shall have become due and payable bears to twelve (12). For the purpose of this computation, the month in which such last preceding installment of premiums or real estate taxes or assessments became due and payable and the month in which such demand is given shall be included and deemed to have elapsed. On the first day of the month next succeeding the month in which such demand is given, and thereafter on the first day of each and every month during the term of this Mortgage, the Mortgagor shall deposit with the Mortgagee a sum equal to one-twelfth of such insurance premiums and such taxes and assessments for the then-current insurance period and tax year, so that as each installment of such premiums and taxes and assessments shall become due and payable, the Mortgagor shall have deposited with the Mortgagee a sum sufficient to pay the same. All such deposits shall be received and held as part of such deposit by the Mortgagee (all such deposits to be held in an account without interest thereon) and shall be applied to the payment of each installment of such premiums and taxes and assessments as they shall become due and payable. The Mortgagee shall, upon demand, furnish evidence to the Mortgagor of the making of each such payment. If the amount of such premiums and taxes and assessments has not been definitely ascertained at the time when any such monthly deposits are required to be made, the Mortgagor shall make such deposits based upon the amount of such premiums and taxes and assessments for the preceding year, subject to adjustment as and when the amount of such premiums and taxes and assessments are ascertained. If at any time when any installment of such premiums and such taxes and assessments becomes due and payable the Mortgagor shall not have deposited a sum sufficient to pay the same, the Mortgagor shall, within five (5) days after demand, deposit any deficiency with the Mortgagee. Upon payment in full of the Obligations, any remaining amount on deposit with the Mortgagee shall be repaid to the Mortgagor or Person lawfully entitled thereto. If an Event of Default shall occur and be continuing, the Mortgagee may, at its option, apply all or any portion of the amounts then on deposit with the Mortgagee pursuant to this Section 2.4.2 to payment of the Obligations. The Mortgagor shall deliver to the Mortgagee all insurance and tax bills promptly following receipt during any period when such monthly deposits are to be made with the Mortgagee.

       2.4.3. The Mortgagor will pay all taxes and other governmental charges (including, without limitation, stamp taxes), except income or franchise taxes or similar taxes based upon or measured by income, assessed by the United States government or any state or local governmental authority and imposed on the Mortgagee by reason of the ownership of this Mortgage or the Note, or the receipt of the interest or other sums payable thereunder or payable by the Mortgagor or the Mortgagee upon any increase in the Obligations secured hereby, or any modification, amendment, extension or consolidation of this Mortgage. Without limiting the foregoing and subject to the limitations set forth above, the Mortgagor will also pay the whole of any tax imposed, directly or indirectly, on this Mortgage or the Note or the receipt of any portion of the Obligations in lieu of a tax on the Mortgaged Premises or the Improvements and Building Service Equipment, whether by reason of (a) the passage after the date of this Mortgage of any law of the State deducting from the value of real property for the purposes of taxation any lien thereon; (b) any change in the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes; (c) a change in the means of collection of any such tax or otherwise; or (d) any tax, whether or not now existing, assessed against, or withheld from, interest or other payments made by the Mortgagor or assessed against the Mortgagee and which are assessed or levied by the government of any foreign nation or political subdivision thereof, provided such tax liability shall not result from the ownership of this Mortgage by a Person not a citizen of, or an entity not formed under the laws of, the United States or any state. Within a reasonable time after payment of any such tax or governmental charge, the Mortgagor will deliver to the Mortgagee satisfactory proof of payment thereof, subject, however, to the right of the Mortgagor to contest Impositions as hereinafter set forth. If the Mortgagor shall fail to pay such tax or charge within fifteen (15) days after notice, or if under applicable law the Mortgagor's payment or agreement to pay the same shall be unenforceable, the Mortgagee shall have the right to declare all of the unpaid Obligations and all accrued and unpaid interest thereon due and payable on a date specified by the Mortgagee, but, in any event, not less than thirty (30) days after notice to the Mortgagor.

       2.4.4. The Mortgagor shall have the right to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Mortgaged Premises, or any part thereof, as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment would operate as a bar to such contest or materially adversely interfere with the prosecution thereof, in which event the Mortgagor may postpone or defer payment of such Imposition (but not the payment of any monthly deposits pursuant to Section 2.4.2 hereof); and upon request by the Mortgagor, the Mortgagee shall postpone or defer payment of such Imposition; provided, however, that if at any time the Mortgaged Premises, the Building Service Equipment, the Furnishings, or any part thereof would, in the Mortgagee's reasonable judgment, by reason of such postponement or deferment be in imminent danger of being forfeited or lost, or if the Mortgagee might be subjected to any civil or criminal liability or other sanction, then the Mortgagor, on demand, shall immediately pay or cause to be paid the amount so contested and unpaid, together with all interest and penalties in connection therewith.

       2.4.5. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition indicating the nonpayment of such Imposition shall be prima facie evidence that such Imposition is due and payable but unpaid at the time of the making or issuance thereof.

         2.5. Insurance; Restoration Following Casualty.

       2.5.1. Until the Obligations are paid in full, the Mortgagor shall at its own expense at all times maintain or cause to be maintained on all of the Mortgaged Premises (a) comprehensive general liability insurance, including umbrella liability insurance, covering all claims for bodily injury, including death, and property damage occurring on, in or about the Mortgaged Premises in an amount not less than $13,600,000 combined single limit per person and per occurrence for personal injury, bodily injury and property damage; the policy limits of such insurance, if requested by the Mortgagee, shall be increased from time to time to reflect what a reasonably prudent owner or lessee of buildings or improvements similar in type and locality to the Mortgaged Premises would carry; during any period of substantial alterations or improvements in, on or to the Mortgaged Premises, the Mortgagor will cause the comprehensive general liability insurance, including umbrella liability insurance, endorsed to provide owners' and contractors' protective liability coverage, including completed operations liability coverage; (b) physical damage insurance covering the Mortgaged Premises for loss or damages resulting from the perils of fire, lightning and such other risks and hazards as are provided under the current standard "Extended Coverage Endorsement" and vandalism and malicious mischief coverage, for the full replacement value of the Mortgaged Premises on a stipulated and agreed-amount basis; (c) if the Mortgaged Premises is in an area identified as a flood hazard area by the Secretary of Housing and Urban Development, flood insurance, to the extent obtainable, in an amount equal to the lesser of the full replacement value of the Mortgaged Premises or the maximum amount available under the Federal flood insurance program; (d) boiler and machinery insurance covering all boilers, machinery, air conditioning, pressure vessels, and similar type equipment commonly covered under a broad-form boiler and machinery policy, in an amount satisfactory to the Mortgagee; (e) insurance against such other risks of damage, hazards, casualties and contingencies in such amounts as the Mortgagee shall from time to time reasonably require, provided that insurance against such other risks, hazards, casualties or contingencies shall then be commonly carried by prudent owners or lessees of building or improvements in the locality similar in character, construction, use and occupancy to the Improvements, Building Service Equipment and Furnishings on, or constituting a part of, the Mortgaged Premises; and (f) loss of rents/business interruption coverage in an amount sufficient to pay all Impositions, insurance premiums, interest and principal installments and all other amounts due under the Obligations and the normal operating expenses of the Mortgaged Premises, all for a period of one (1) year. Furthermore, the Mortgagee reserves the right to require additional insurance and/or higher policy limits than heretofore specified if such additional insurance and/or higher policy limits are commercially reasonable for similar properties, which right may be exercised by written notice to the Mortgagor, and, as soon thereafter as practicable, but in any event within thirty (30) days of the receipt thereof, the Mortgagor agrees to obtain insurance coverage complying with such notice. The proceeds of all such insurance (except the insurance specified in Section 2.5.1(a)) shall be paid solely to the Mortgagee and be held, applied or disbursed by the Mortgagee as provided in Sections 2.5.7 and 2.5.8.

       2.5.2. All insurance required in Section 2.5.1 shall be evidenced by valid and enforceable policies, in form and substance, and issued by and distributed among insurers of recognized responsibility having a Best's rating of A or better and a financial size category of Class IX or above, as shall be required by the Mortgagee from time to time. Such insurers shall be authorized to do business in the State and in all other respects shall be reasonably satisfactory to the Mortgagee. The originals of all such policies, or duplicate copies or certificates thereof, shall be delivered to the Mortgagee concurrently with the execution and delivery of this Mortgage. Thereafter, all renewal or replacement policies, or duplicate copies or certificates thereof, shall be delivered to the Mortgagee not less than thirty (30) days prior to the expiration date of the policy or policies to be renewed or replaced, in each case accompanied by evidence reasonably satisfactory to the Mortgagee that all premiums currently payable with respect to such policies have been paid in full by or at the direction of the Mortgagor.

       2.5.3. All such insurance policies shall (a) except for any liability policy required hereunder, contain a standard noncontributory form of mortgagee clause (in favor of and entitling the Mortgagee to collect any and all proceeds payable under such insurance), as well as a standard waiver of subrogation endorsement, all to be in form and substance reasonably satisfactory to the Mortgagee; (b) provide that such policies may not be cancelled or amended without at least thirty (30) days', prior written notice to the Mortgagee; and
(c) provide that no act, omission or negligence of the Mortgagor, or its agents, servants or employees, or of any Space Tenant under any Space Lease, which might otherwise result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity or enforceability of such insurance insofar as the Mortgagee is concerned. The Mortgagor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss with any insurance required under this Section 2.5. All losses under such insurance policies shall be adjusted by the Mortgagor in the case of any single instance of such damage or destruction not exceeding $1,000,000, by Mortgagor and Mortgagee in the case of any such single instance of damage or destruction exceeding such amount, provided that in no event shall the Mortgagor approve or consent to any final adjustment in any amount exceeding the amount specified above in this sentence without obtaining the Mortgagee's prior approval (which approval shall not be unreasonably withheld) of the amount of such adjustment, and solely by the Mortgagee in the case when an Event of Default exists and is continuing.

       2.5.4. Intentionally Deleted.

       2.5.5. If the Mortgagee shall, by any means, acquire the title or estate of the Mortgagor in or to any portion of the Mortgaged Premises, it shall thereupon become the sole and absolute owner of all insurance policies to the extent affecting such portion of the Mortgaged Premises held by, or required hereunder to be delivered to, the Mortgagee, with the sole right to collect and retain all unearned premiums thereon; and the Mortgagor shall be entitled only to a credit in reduction of the then outstanding Obligations in the amount of the short rate cancellation refund, when and if received by Mortgagee. The Mortgagor agrees, immediately upon demand, to execute and deliver such assignments or other authorizations or instruments as may, in the opinion of the Mortgagee, be necessary or desirable to effectuate any of the provisions of this
Section 2.5.5.

       2.5.6. If any of the Improvements, Building Service Equipment or Furnishings shall be damaged or destroyed, in whole or in part, by fire or other casualty, the Mortgagor shall give prompt notice thereof to the Mortgagee, and, without regard to the availability or adequacy of insurance proceeds, shall promptly following receipt of any insurance proceeds or the date when any such proceeds are made available to the Mortgagor in accordance with the terms hereof, commence to restore, replace, rebuild or alter the same as nearly as possible to the condition, character and value thereof existing immediately prior to such damage or destruction. Any insurance proceeds in respect of such damage or destruction, or any Award (as defined in Section 3.2) for a partial taking which is not a substantial or total taking, as such terms are referred to in Article III hereof, at the option of the Mortgagee, may either (i) be applied as a prepayment of the Obligations, or (ii) be made available to pay or reimburse costs incurred for restoration, replacement or rebuilding necessitated as a result of such damage or destruction, or as a result of such taking, as the case may be, or (iii) be used for any other purpose or object deemed appropriate by the Mortgagee in connection with the Mortgaged Premises, provided, however, that the Mortgagee shall not elect either option (i) or (iii) above if, and for so long as, (a) no Default and/or Event of Default has occurred and is continuing or would occur as a result of such casualty or taking; (b) the balance of the insurance proceeds or such Award either initially paid to the Mortgagee or deposited with the Depository (as hereinafter defined) or remaining from time to time, shall be sufficient, in the Mortgagee's reasonable judgment, to complete the restoration, replacement or rebuilding, or the Mortgagor shall have deposited such sufficient funds with the Mortgagee or the Depository; (c) the cost of such restoration, replacement or rebuilding is equal to or less than 25% of the then aggregate outstanding principal balance remaining under the Note; and (d) in the Mortgagee's reasonable judgment, six months after completion of the restoration, there will be no Default.

       2.5.7. Any such insurance proceeds (other than the proceeds of the rent insurance policy, which shall be paid as provided in Section 2.5.8 below) or Award which are to be applied to restoration, replacement or rebuilding of the Mortgaged Premises shall, after payment or reimbursement to the Mortgagee of all reasonable costs and expenses of the Mortgagee in collecting such proceeds or Award, be applied upon satisfaction of the following provisions and conditions:

         (a) If the damage be of such nature as to require the Mortgagor to construct a replacement for, or to alter in any material or substantial way, the damaged or destroyed items, the Mortgagor shall, before commencing any such work, submit copies of the plans and specifications therefor to the Mortgagee for the Mortgagee's approval, such approval to not be unreasonably withheld or delayed.

         (b) If after payment or reimbursement to the Mortgagee of all costs and expenses of the Mortgagee in collecting such insurance proceeds or Award, the aggregate insurance proceeds or Award received by reason of any single instance of such damage or destruction or condemnation, as the case may be, shall be $1,000,000 or less such insurance proceeds or Award shall be paid to the Mortgagor, which shall hold all amounts so received in trust for application first to pay the entire cost of restoring, repairing, rebuilding or replacing the damaged or destroyed items, before any portion of such proceeds may be used or applied for any other purpose. If the aggregate net insurance proceeds or Award by reason of any single instance of such damage or destruction or condemnation, as the case may be, shall be more than $1,000,000 such sums shall be held and disbursed by Fleet National Bank or, if this Mortgage is held by a financial institution, by such financial institution or, if this Mortgage is not held by a financial institution, by a financial institution selected by the then Mortgagee (the holder of such monies, the "Depository") in accordance with the following provisions of this Section 2.5.7.

         (c) The Mortgagee shall have received as to each such disbursement a certificate of the Mortgagor (i) requesting the payment of a specified amount of such insurance or condemnation proceeds; (ii) describing in reasonable detail the work and materials applied to the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, or Building Service Equipment and/or Furnishings located therein, since the date of the last such certificate; (iii) stating that the requested amount does not exceed the cost of such work and materials; and (iv) stating that a request for payment for such work and materials has not previously been made; accompanied by

         (d) a certificate of an independent engineer or architect designated by the Mortgagor, who shall have been approved in writing by the Mortgagee, stating (i) that the work and materials described in the accompanying certificate of the Mortgagor were satisfactorily performed and furnished and were necessary, appropriate or desirable to the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, or Building Service Equipment and/or Furnishings; (ii) that the amount specified in such certificate of the Mortgagor does not exceed the reasonable cost of such work and materials; and (iii) the additional amount, if any, required to complete the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, Building Service Equipment and/or Furnishings; accompanied by

         (e) evidence reasonably satisfactory to the Mortgagee (i) that there exists no filed or recorded lien, or lien notice, or encumbrance or charge in respect of all or any part of the Mortgaged Premises that is prior to or on a parity with the lien of this Mortgage, except as may be permitted in the Permitted Encumbrances; (ii) that neither the Mortgaged Premises nor any part thereof is subject to any recorded or filed mechanic's, laborer's, materialman's or any similar lien, encumbrance or charge; and (iii) that none of the Building Service Equipment and Furnishings provided in connection with such restoration, replacement or rebuilding is subject to any security interest other than in favor of the Mortgagee; then, the Mortgagee shall pay to the Mortgagor the amount of such insurance or condemnation proceeds requested in such certificate of the Mortgagor or consent to the Depository's payment thereof, as the case may be; provided, however, that in no event shall the balance of insurance or condemnation proceeds held by the Mortgagee and the Depository be reduced below the amount specified in such certificate of the independent engineer or architect as the amount required to complete the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, Building Service Equipment and/or Furnishings. Each such payment, whether made by the Mortgagee or the Depository, shall be held by the Mortgagor in trust and shall be used solely for the payment of the cost of the work and materials described in the certificate of the Mortgagor, or if such cost or any part thereof has theretofore been paid by the Mortgagor out of its own funds, then for the reimbursement to the Mortgagor of any such cost or part thereof paid by it. Any balance of insurance or condemnation proceeds held by the Mortgagee after the completion of the restoration, replacement or rebuilding and payment of all costs incurred in connection therewith, to be evidenced by a certificate to such effect of such independent engineer or architect delivered to the Mortgagee, shall, if no Event of Default shall have occurred and be continuing, be released to the Mortgagor or any other party entitled thereto. Notwithstanding the foregoing, if the Mortgagor needs to make deposits with or payments to contractors prior to the work being performed, if the Mortgagee is otherwise obligated to allow funds to be used to rebuild or restore, the Mortgagee agrees that it will not unreasonably withhold or delay the Mortgagor's request that such deposits or advances payments be allowed.

       2.5.8. All proceeds of rent insurance payable as a result of the occurrence of any fire or other casualty which affects the Mortgaged Premises, or any part thereof, shall be paid to the Mortgagee or, if the Mortgagee is not a financial institution, the Depository. The Mortgagee or the Depository, as the case may be, if it shall receive such proceeds, shall hold such proceeds in trust if permitted under law, and in an account bearing interest (payable to or for account of the Mortgagor), and shall apply or cause such proceeds (including any net interest thereon) to be applied to the payment of those items referred to in Section 2.5.1(f) which become, and as they become, due and payable from and after the date of the occurrence of such damage or loss, until the completion of the necessary restoration or replacement by the Mortgagor or until the exhaustion of such proceeds (including any interest thereon), whichever first occurs. Upon completion of such restoration or replacement, any balance of such rent insurance proceeds, together with the interest thereon, if any, not theretofore applied as provided herein, in the hands of the Mortgagee or the Depository, as the case may be, shall, provided that no Event of Default shall have occurred and be continuing, be paid to the Mortgagor or any other party entitled thereto.

       2.5.9. Nothing in this Section 2.5 contained shall (i) relieve the Mortgagor of its duty to repair, restore, rebuild or replace the Improvements, Building Service Equipment and/or Furnishings following damage or destruction by fire or other casualty or taking in the event that no Award or an inadequate Award or that no or inadequate proceeds of insurance are available to defray the cost of such repairing, restoring, rebuilding or replacement, or (ii) relieve the Mortgagor of its obligation to pay principal and interest and to make all other required payments in respect of the Obligations and this Mortgage subsequent to the occurrence of any fire or other casualty, or taking, except if, and to the extent that, any proceeds of rent insurance are applied by the Mortgagee in accordance with Section 2.5.8 to such required payments.

       2.5.10. If, while any insurance proceeds or Award is being held by the Mortgagee or the Depository, an Event of Default shall occur and be continuing, the Mortgagee shall be entitled to receive and apply all such insurance proceeds or Award in reduction of the Obligations, in such order and respective amounts, as the Mortgagee in its sole discretion shall determine.

         2.6. To Comply with Laws.

       2.6.1. The Mortgagor, at its own expense, will promptly cure all violations of law affecting the Mortgaged Premises, or any part thereof, and/or the use and operation thereof and will promptly comply, or cause to be complied with, all present and future Legal Requirements. However, the Mortgagor shall have the right, after prior notice to the Mortgagee, to contest by appropriate legal proceedings, diligently conducted in good faith, the validity or application of any Legal Requirement if and so long as the Mortgagor shall promptly furnish to the Mortgagee a certificate to such effect showing the steps taken to comply with such provisions, provided that:

         (a) if by the terms of any such Legal Requirement, compliance therewith pending the prosecution of any such proceeding may be delayed legally without incurring any lien, charge or liability of any kind against the Mortgaged Premises, or any part thereof, and without subjecting the Mortgagor or the Mortgagee to any liability, civil or criminal, for failure so to comply therewith, the Mortgagor may delay compliance therewith until the final determination of any such proceeding; and

         (b) if any lien, charge or civil liability would be incurred by reason of any such delay, the Mortgagor nevertheless, on the prior written consent of the Mortgagee, such consent not to be unreasonably withheld, may contest and delay compliance with the Legal Requirement, provided that such delay would not subject the Mortgagee to criminal liability and the Mortgagor (i) furnishes to the Mortgagee security reasonably satisfactory to the Mortgagee against loss or injury by reason of such contest or delay and
     (ii) prosecutes the contest with due diligence.

       2.6.2. Notwithstanding the provisions of Section 2.6.1, if any delay in compliance with any Legal Requirement shall, in the reasonable judgment of the Mortgagee, place all or any part of the Mortgaged Premises in imminent danger of being forfeited or lost, the Mortgagor shall, upon notice from the Mortgagee, immediately comply with such Legal Requirement.

       2.6.3. The Mortgagor will use and permit the use of the Mortgaged Premises only in accordance with the material requirements of any applicable licenses and permits issued by Governmental Authorities.

       2.6.4. The Mortgagor will procure, pay for and maintain (or cause to be procured, paid and maintained) all permits, licenses and other authorizations required to be procured and maintained by the owners and operators of the Mortgaged Premises for any then use of all or any part of the Mortgaged Premises then being made and for the lawful and proper operation and maintenance thereof.

       2.6.5. If the Mortgagor receives notice from any Governmental Authority that it is not in compliance with any Legal Requirement, the Mortgagor will provide the Mortgagee with a copy of such notice promptly.

       2.6.6. Without limiting the provisions of this Article II, Mortgagor agrees to the indemnification and guaranty provisions set forth in the ADA Guaranty, the provisions of which are incorporated herein by this reference. The indemnification and guaranty provisions set forth in the ADA Guaranty shall be a debt secured by the lien of this Mortgage.

       2.6.7. Without limiting the provisions of this Article II, Mortgagor agrees to the indemnification and guaranty provisions set forth in the Hazardous Material Guaranty, the provisions of which are incorporated herein by this reference. The indemnification and guaranty provisions set forth in the Hazardous Material Guaranty shall be an obligation secured by the lien of this Mortgage.

         2.7. Limitation on Alterations and Demolition.

       2.7.1. The Mortgagor shall not voluntarily demolish, replace or alter the Mortgaged Premises, or any part thereof, or voluntarily make any addition thereto, or voluntarily construct any additional improvements thereon, or suffer any of the same to occur, whether structural or otherwise (collectively, "change"), without the prior written consent of the Mortgagee; provided, however, that if no Event of Default is continuing and such change involves an estimated cost of less than $1,000,000 and is non-structural or if no Event of Default is continuing and such change is non-structural and is being made to prepare space for a Space Tenant pursuant to a Space Lease entered into in accordance with the Note, then, in either of such events, the Mortgagee's consent shall not be required; provided, further, however, that if any such change is required by law, the Mortgagor may make such change with the prior written consent of the Mortgagee, which consent the Mortgagee will not unreasonably withhold or delay. As a condition to any consent under this Section 2.7.1, the Mortgagee may require (a) that plans and specifications for the proposed work, prepared by a reputable architect reasonably satisfactory to the Mortgagee, be submitted to the Mortgagee for approval, (b) that the Mortgagor obtain a payment and performance bond or other security reasonably satisfactory to the Mortgagee in form and amount reasonably satisfactory to the Mortgagee from the contractor or subcontractor performing the work unless such work amounts to less than $1,000,000 in aggregate total cost and (c) that the contractor(s) deliver and file, prior to commencing any work, a waiver of mechanics lien. All work performed by or on behalf of the Mortgagor shall be completed with all reasonable diligence and continuity, in a good and workmanlike manner, and in compliance with all applicable Legal Requirements. Unless, and to the extent that, the provisions of Section 2.7.2 be applicable, no Building Service Equipment or Furnishings shall be removed from the Mortgaged Premises during the course of any such work without prior notification to the Mortgagee and unless provision is made for return or replacement on or prior to the completion of the work. The provisions of this Section 2.7.1. shall apply to any change made or required to be made by the Mortgagor in the course of complying with any other of the provisions of this Mortgage. A duplicate set of all plans and specifications required to be filed with any Governmental Authority prior to, or at any time in connection with, any such alteration, demolition or new construction shall be furnished to the Mortgagee. The Mortgagor will pay on demand the reasonable expenses incurred by the Mortgagee in the review of plans and specifications provided for in this Mortgage.

       2.7.2. The Mortgagor shall have the right, at any time and from time to time, to remove and dispose of any item of Building Service Equipment or Furnishings which may have become obsolete or unfit for use or which is no longer useful in the operation of the Improvements, provided that the Mortgagor promptly replaces such item with other Building Service Equipment or Furnishings, free of superior title, liens or claims (other than in favor of the Mortgagee) unless consent of the Mortgagee is first obtained, not necessarily of the same character but of at least equal quality, value and usefulness in connection with the operation and maintenance of the Mortgaged Premises, provided, further, however, no removal of any item of Building Service Equipment or Furnishings then having a fair market value of $50,000 or more shall be made without the prior written consent of the Mortgagee, which consent will not be unreasonably withheld. However, if by reason of technological or other developments in the operation and maintenance of buildings and other improvements of the general character of the Improvements or a change in the use of the Mortgaged Premises or any part thereof, no replacement of the Building Service Equipment or Furnishings so removed would be necessary or desirable for the proper operation or maintenance of the Improvements, the Mortgagor shall not be required to replace the item so removed.

         2.8. Limitation on Disposition of the Mortgaged Premises.

       2.8.1. Any sale, assignment, mortgage, pledge or other transfer or encumbrance of the Mortgaged Premises or any part thereof or any interest therein or in any of the rents, profits or income generated thereby (in any case, either beneficially or of record) is herein a "Transfer"; any lease entered into by the Mortgagor in compliance with PARAGRAPH 11 of the Note is not a Transfer. Any Transfer is an Event of Default.

       2.8.2. If there shall be a violation of the terms and provisions of
Section 2.8.1, whether by the Mortgagor or any other Person, in addition to all other rights and remedies available to the Mortgagee under this Mortgage, the Mortgagee shall have the option, by the giving of notice to the Mortgagor, of declaring the entire unpaid principal balance of the Note, together with all accrued and unpaid interest and all other sums and charges evidenced thereby, immediately due and payable.

         2.9. Maintenance of Mortgaged Premises; Covenant Against Waste; Inspection by the Mortgagee. The Mortgagor will not commit or permit waste on the Mortgaged Premises and, at its expense, will keep and maintain the Improvements, the Building Service Equipment and Furnishings in its (or their) present state of repair and condition and, if improved, in such improved state of repair and condition; provided, that this shall not limit the Mortgagor's other obligations hereunder, such as compliance with laws. The Mortgagor shall do or cause to be done all maintenance and make or cause to be made all repairs as may be required by the landlord under any Space Lease. The Mortgagor will neither do nor permit to be done anything to the Mortgaged Premises that may materially impair the value thereof or which may violate any covenant, condition or restriction affecting the Mortgaged Premises, or any part thereof, or which would effect any material change therein or in the condition thereof that would increase the danger of fire or other hazard arising out of the operation of the Mortgaged Premises. Subject to the rights of Space Tenants, the Mortgagee, and its representatives and agents, may enter and inspect the Mortgaged Premises at any time after reasonable notice (which may be oral) during usual business hours, and the Mortgagor shall, within thirty (30) days after demand by the Mortgagee (or immediately upon demand in case of emergency), make such repairs, replacements, renewals or additions, or perform such items of maintenance, to the Mortgaged Premises as the Mortgagee may reasonably require in order to cause the Mortgaged Premises to comply with the standards established in this Section 2.9.

         2.10. To Furnish Certificates; Other Reporting Requirements.

       2.10.1. The Mortgagor will, at its own expense, deliver to the Mortgagee, within fifteen (15) days after request, a written statement executed by the Mortgagor, in recordable form, setting forth the amount then unpaid upon the Obligations and secured by this Mortgage and stating whether any offsets or defenses exist against the Obligations; and, if any such offsets or defenses are alleged to exist, then the factual basis and amount of such claimed offsets or defenses.

       2.10.2. The Mortgagor will, if requested by the Mortgagee, deliver to the Mortgagee a certificate of an officer of the member of the Mortgagor or of such member's general partner, to the effect that he is familiar with this Mortgage and the other Loan Documents, has reviewed the affairs of the Mortgagor, and to the best of his knowledge and belief there exists no Event of Default and no act or event has occurred or exists which with notice or lapse of time or both could become such an Event of Default, or if any such incipient default or Event of Default exists, specifying it and what action the Mortgagor is taking to cause it to be remedied.

       2.10.3. The Mortgagor further covenants and agrees that it will, at its own expense, deliver to the Mortgagee as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Mortgagor, an annual balance sheet, a statement of profit and loss, one-year projections, and a cash-flow statement, prepared in accordance with Accounting Principles acceptable to the Mortgagee, consistently applied, together with a schedule of Space Leases. Such statements shall show the income and expenses of the Mortgagor for such fiscal year, all in reasonable detail, shall be prepared in accordance with such accounting principles, consistently applied, and shall state in comparative form the figures at the end of such fiscal year and for the preceding fiscal year. Such statements shall be certified to be true and correct by the chief financial officer of the Mortgagor.

       2.10.4. The Mortgagor further covenants and agrees that it will, at its own expense, deliver to the Mortgagee semi-annually, as soon as available, and in any event within ninety (90) days after the end of each second quarter end of the Mortgagor, copies of Mortgagor's financial statements (inclusive of a detailed balance sheet, income statement and cash flow statement) prepared internally, in accordance with Accounting Principles, in its reasonable discretion, and certified to be true and correct by the chief financial officer of the Mortgagor.

       2.10.5. In addition, the Mortgagor shall furnish to the Mortgagee: (a) within ninety (90) days after the end of the Mortgagor's fiscal year, and within forty-five (45) days after the end of each six-month period, commencing with the period ended June 30, 2000, a statement of income and expenses with respect to the Mortgaged Premises, in such form as may be required by the Mortgagee; (b) within ninety (90) days after the end of the Mortgagor's fiscal year, statements of financial condition of the Mortgagor in such form as may be required by the Mortgagee; (c) within one hundred and fifty (150) days after the end of the Mortgagor's fiscal year, the Mortgagor's federal and state tax filings; and (d) such interim unaudited financial statements and other information as the Mortgagee may reasonably require.

       2.10.6. The Mortgagor shall furnish to the Mortgagee, within ten (10) days after the same are filed, copies of each Form 10-K of Acadia and Form 10-Q of Acadia filed with the Securities and Exchange Commission;

       2.10.7. The Mortgagor shall furnish to Mortgagee, upon request by Mortgagee, but in any event not more frequently than quarterly, a complete rent roll listing tenants, unit numbers, square feet occupied and leased, rents, delinquencies, vacancies, other income received and expenses.

       2.10.8. The Mortgagor further covenants and agrees that it will, at its own expense, promptly upon receipt by Mortgagor, deliver to Mortgagee copies of all reports of the Key Tenants' gross revenue from sales merchandise during the preceding fiscal-year which are delivered by the applicable Key Tenant in accordance with the provisions of the applicable Key Tenant's lease. "Key Tenants" shall mean all tenants whose leases cover 10,000 square feet or more of the Improvements; with "Key Tenant" meaning each, every and any one of the Key Tenants.

         2.11. After-Acquired Property. All right, title and interest of the Mortgagor in and to all improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Premises hereafter acquired, constructed, assembled or placed by the Mortgagor on the Mortgaged Premises, immediately upon such acquisition, construction, assembly or placement, as the case may be, and in each such case without any further mortgage, conveyance or assignment or other act of the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clauses of this Mortgage; and at any time and from time to time the Mortgagor, on demand, will execute, acknowledge and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments as the Mortgagee may reasonably require to further evidence, confirm and perfect the provisions of this Section 2.11.

         2.12. Further Assurances. The Mortgagor shall, at its sole cost and without expense to the Mortgagee, on demand, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby mortgaged or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage.

         2.13. Recorded Instruments. The Mortgagor will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Mortgaged Premises (other than non-consensual encumbrances hereafter affecting the Mortgaged Premises, the validity or enforceability of which the Mortgagor is contesting in accordance with this Mortgage) where non-compliance therewith affects the security of this Mortgage or imposes any duty or obligation upon the Mortgagor or any Space Tenant. The Mortgagor shall do or cause to be done all things reasonably required to preserve intact and unimpaired and to renew any and all rights-of-way, easements, grants, appurtenances, privileges, licenses, franchises and other interests and rights in favor of or constituting any portion of the Mortgaged Premises. The Mortgagor will not, without the prior written consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of all or any portion of the Mortgaged Premises. The Mortgagor will, however, comply with all lawful restrictive covenants and zoning ordinances and other public or private restrictions affecting all or any portion of the Mortgaged Premises.

         2.14. Leasing Standards. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, the Mortgagor covenants and agrees that no Space Lease will be consummated without the prior written approval thereof by the Mortgagee unless such Space Lease (i) is prepared and executed on Mortgagor's standard lease form submitted to and approved, in writing, by the Mortgagee, with such approval not to be unreasonably withheld or delayed, and the Mortgagee's approval of immaterial changes to the form approved by the Mortgagee shall not be required; and (ii) (x) provides for terms and conditions, including as to rentals and other economic terms and the creditworthiness of the tenant, which are approved by Mortgagee, with such approval not to be unreasonably withheld or delayed, or (y) is of less than 10,000 leasable square feet and is on commercially reasonable terms and conditions, including as to rentals and other economic terms and creditworthiness of the tenant. Notwithstanding the foregoing, if a Default and/or Event of Default shall be continuing, the Mortgagor will not enter into Space Leases without the Mortgagee's prior written approval thereof, which approval the Mortgagee may withhold in its sole discretion.

         2.15. Intentionally Deleted Prior to Execution.

         2.16. Late Charges. If the entire amount of any required principal and/or interest under the Note is not paid in full within ten (10) days after the same is due, Mortgagor shall pay to the Mortgagee a late fee equal to five (5%) percent of the required payment, and such charge shall be deemed to be part of the Indebtedness and therefore secured by the lien of this Mortgage.

         2.17. Trust Funds. The Mortgagor, in compliance with Section 13 of the Lien Law, will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purposes. The Mortgagor agrees that it shall indemnify and hold the Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorneys' fees, costs of appeal bonds and printing costs arising out of or relating to any proceeding instituted by any claimant alleging priority over the lien of this Mortgage, and/or by any claimant alleging a violation by the Mortgagor or the Mortgagee of any section of Article 3-A of the Lien Law of the State of New York.

         2.18. The Ground Lease.

       2.18.1. The Mortgagor shall: (i) pay all rents, additional rents and other sums required to be paid by the Mortgagor as lessee under and pursuant to the provisions of the Ground Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of the Mortgagor, as lessee thereunder, to be performed and observed, unless such performance or observance shall be waived or not required in writing by the lessor under the Ground Lease, to the end that all things shall be done which are necessary to keep unimpaired the rights of the Mortgagor, as lessee, under the Ground Lease, (iii) promptly notify the Mortgagee in writing of any default by the Mortgagor under the Ground Lease in the performance or observance of any of the terms, covenants or conditions on the part of, respectively, the Mortgagor to be performed or observed under the Ground Lease, (iv) promptly notify the Mortgagee of the giving of any notice by the lessor under the Ground Lease to the Mortgagor (other than notices customarily sent on a regular basis) and of any notice noting or claiming any default by the Mortgagor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of the Mortgagor, as lessee thereunder, to be performed or observed and deliver to the Mortgagee a true copy of each such notice (v) promptly notify the Mortgagee in writing of any request made by either party to the Ground Lease, as the case may be, for arbitration proceedings pursuant to the Ground Lease and of the institution of any arbitration proceedings, as well as of all proceedings thereunder, and promptly deliver to the Mortgagee a copy of the determination of the arbitrators in each such arbitration proceeding, it being acknowledged and agreed that the Mortgagee shall have the right to participate in such arbitration proceedings in association with the Mortgagor or on its own behalf as an interested party, and (vi) furnish to the Mortgagee, within ten (10) days after demand, proof of payment of all items which are required to be paid by the Mortgagor pursuant to the Ground Lease.

       2.18.2. The Mortgagor, shall not without the prior written consent of the Mortgagee, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, or consent to a modification change, supplement alteration or amendment to the Ground Lease, in any material respect, either orally or in writing, and the Mortgagor hereby assigns to the Mortgagee, as further security for the payment of the Indebtedness and for the performance and observance of the terms, covenants and conditions of this Mortgage, all of the rights, privileges and prerogatives of the Mortgagor, as lessee under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior written consent of the Mortgagee shall be void and of no force and effect. The Mortgagee will not unreasonably withhold or delay its consent to a modification, change, supplement, alteration or amendment to the same.

       2.18.3. Supplementing the provisions of subparagraph (b) above, it is understood and agreed that the Mortgagor shall not, without the Mortgagee's prior written consent, elect to treat the Ground Lease as terminated under
Section 365(h)(1)(A)(i) of the Bankruptcy Code. Any such election made without the Mortgagee's prior written consent shall be void. The Mortgagor hereby unconditionally assigns, transfers and set over to the Mortgagee all of the Mortgagor's claims and rights to the payment of damages arising under the Bankruptcy Code from any rejection by the lessor under the Ground Lease. The Mortgagee shall have the right to proceed in its own name on behalf of the Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute, to the exclusion of the Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of such lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Indebtedness secured by the Mortgage shall have been satisfied and discharged in full. Any amounts received by the Mortgagee as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of the Mortgagee (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this Paragraph and then shall be applied against the Indebtedness in such order, priority and proportion as the Mortgagee shall determine. If any action, motion or notice shall be commenced or filed in respect of the Mortgagor, as lessee under the Ground Lease, or all or any portion of the Mortgaged Property in connection with any case under the Bankruptcy Code, the Mortgagor shall give the Mortgagee prompt written notice thereof. Other than during the existence of an Event of Default, the Mortgagor may commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of the Mortgagor but will not settle or compromise any of the foregoing without the consent of the Mortgagee, which consent will not be unreasonably withheld or delayed by Mortgagee. During the existence of an Event of Default, the Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of the Mortgagee, and the Mortgagee, during the existence of an Event of Default, may proceed in its own name, in connection with any such litigation. The Mortgagor shall, immediately after obtaining knowledge thereof, notify the Mortgagee and its counsel, by telecopy or by hand of any filing by or against the lessor under the Ground Lease of a petition under the Bankruptcy Code. The Mortgagor shall thereafter forthwith give written notice of such filing to the Mortgagee, setting forth the date of such filing, the court in which the petition was filed and the relief sought therein. The Mortgagor shall promptly deliver to the Mortgagee, following receipt, any and all notices, summonses, pleadings, applications and other written documents received by the Mortgagor in connection with any such petition and any proceedings relating thereto.

       2.18.4. If the Mortgagor shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of the Mortgagor, as lessee thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing the Mortgagor from any of its obligations hereunder, the Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of the Mortgagor, as lessee thereunder, to be performed or observed to be promptly performed or observed on behalf of the Mortgagor, to the end that the rights of the Mortgagor in, to and under the Ground Lease shall be kept unimpaired and free from default. If the Mortgagee shall make any payment or perform any act or take action in accordance with the preceding sentence, the Mortgagee will notify the Mortgagor of the making of any such payment, the performance of any such act, or the taking of any such action. All sums so paid by the Mortgagee and all costs and expenses incurred by the Mortgagee in connection with the performance of any such act shall be paid by the Mortgagor to the Mortgagee upon demand with interest, from the date so advanced by Mortgagee until thirty (30) days after demand by the Mortgagee to the Mortgagor, at the Interest Rate set forth in the Note and thereafter at the Involuntary Rate, and the same shall be deemed to be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. In any such event, subject to the rights, if any, of lessees and other occupants under the Ground Lease, the Mortgagee and any person designated by the Mortgagee shall have, and are hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action. If the lessor under the Ground Lease shall deliver to the Mortgagee a copy of any notice of default sent by said lessor to the Mortgagor, as lessee under the Ground Lease, such notice shall constitute full protection to the Mortgagee for any action taken or omitted to be taken by the Mortgagee, in good faith, in reliance thereon.

       2.18.5. Mortgagor hereby delegates irrevocably, coupled with an interest, to Mortgagee the authority to exercise any and all of Mortgagor's rights under the Ground Lease, including, but not limited to, the right of the Mortgagee to participate (to the exclusion of Mortgagor) in any proceeding, arbitration or settlement involving condemnation or eminent domain affecting Mortgagor's leasehold interest in the Mortgaged Property. However, Mortgagee agrees not to exercise such power, except during the existence of an Event of Default and/or upon acceleration of the Indebtedness pursuant to the terms of this Mortgage.

       2.18.6. The generality of the provisions of this Paragraph relating to the Ground Lease shall not be limited by other provisions of this Mortgage or any other agreement between the Mortgagee and the Mortgagor, setting forth particular obligations of the Mortgagor which are also required of the Mortgagor as tenant under the Ground Lease.

       2.18.7. Should there be a conflict between the terms of the Mortgage or any other Loan Document on the one hand, and the terms of the Ground Lease, on the other, the terms of the Mortgage shall prevail and control.

       2.18.8. In accordance with the provisions of Section 10.02 of the Ground Lease, the Mortgagee and Mortgagor agree to be bound by the following provisions:

         (a) This Mortgage is executed upon the condition that no purchaser at any foreclosure sale shall acquire any right, title or interest in or to the Lease hereby mortgaged, unless the said purchaser, or the person, firm or corporation to whom or to which such purchaser's right has been assigned, shall, in the instrument transferring to such purchaser or assignee the Tenant's interest under the said Lease, assume and agree to perform all of the terms, covenants and conditions of said Lease to be observed or performed on the part of the Tenant subsequent to the date of the assumption agreement, and moreover, that no further or additional mortgage or assignment or said Lease shall be made, except subject to the provisions contained in Articles 9 and 10 of said Lease, and that a duplicate original of said assumption agreement, in form reasonably satisfactory to Landlord's counsel and duly executed and acknowledged by such purchaser or such assignee, is delivered to Landlord immediately after the consummation of such sale, or, in any event, prior to taking possession of the premises.

         (b) This Mortgage and all rights of the Mortgagee hereunder are, without the necessity for the execution of any further documents, subject and subordinate to any Fee Mortgages now or hereafter made, as said terms are defined in the Lease hereby mortgaged, provided that Tenant and leasehold Mortgagee shall receive a non-disturbance agreement from the Fee Mortgagee in recordable form and reasonably satisfactory to the Leasehold Mortgagee. Subject to the receipt of such a non-disturbance agreement, the holder of this mortgage agrees from time to time upon request and without charge, to execute, acknowledge and deliver any instruments requested by the Landlord under the Lease hereby mortgaged to evidence the foregoing subordination.

         2.19. Intentionally Deleted Prior to Execution.

         2.20. Earn-Out Provision. Upon compliance by Mortgagor of the conditions precedent set forth in PARAGRAPH 5 of the Note, the Mortgagor shall advance the aggregate principal sum of up to $3,990,135.17 in one or more advances (herein called the "Earn-Out"), payable in accordance with the terms of the Note.

                                  ARTICLE III

                                  Condemnation

         3.1. Notice of Taking. The Mortgagor shall promptly notify the Mortgagee if the Mortgagor receives notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Premises, or any part thereof, whether for permanent or temporary use and occupancy in condemnation or by the exercise of the power of eminent domain or by agreement of interested parties in lieu of such condemnation (all the foregoing called a "taking"); shall keep the Mortgagee currently advised, in detail, as to the status of such proceedings or negotiations and will promptly give to the Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received or delivered by the Mortgagor in connection with any such proceedings. The Mortgagee shall have the right to appear and participate in such proceedings and may be represented by counsel. The Mortgagor will not, without the Mortgagee's consent, enter into any agreement for the taking of the Mortgaged Premises, or any part thereof, with anyone authorized to acquire the Mortgaged Premises by eminent domain or in condemnation.

         3.2. Condemnation Award. If the Mortgaged Premises shall be the subject of a taking the Mortgagee shall be entitled to and shall receive the total of such portion of all awards made that shall be allowed to the Mortgagor with respect to all the right, title and interest of the Mortgagor in and to the Mortgaged Premises (the award made in any total, partial or temporary taking is herein called the "Award"), provided that the obligations of the Mortgagor to perform the terms, covenants and conditions of this Mortgage, if any, affected by such taking shall continue unimpaired until the actual vesting of title in such proceeding and the actual receipt by the Mortgagee of Mortgagor's share of the entire Award resulting from such taking.

         3.3. Application of Award. The Mortgagee shall have the option of treating a total taking or a substantial taking (as hereinafter defined) as an Event of Default and of accelerating the entire Obligations, in which event it shall apply the Mortgagor's entire Award in reduction of such Obligations (including principal, interest and other sums secured hereby, in such order as the Mortgagee may determine) and shall turn over any balance remaining, if any, to the Mortgagor; or if the Mortgagee shall not so elect to accelerate the Obligations and apply the Award thereto, then the total Award shall, regardless of amount, be deposited with the Mortgagee or with the Depository, the Mortgagor hereby agreeing to elect that such proceeds be held and disbursed by the Depository in accordance with Sections 2.5.6, 2.5.7, 2.5.8, 2.5.9 and 2.5.10 hereof for restoration required to be made by the Mortgagor. If there be a partial taking, the net proceeds of the Award shall be deposited with the Mortgagee and applied by the Mortgagee in accordance with the provisions of Sections 2.5.6, 2.5.7, 2.5.9 and 2.5.10. Any Award remaining after the completion of such restoration, replacement or rebuilding shall be applied in reduction of the Obligations (including principal, interest and other sums secured hereby) in such order as the Mortgagee shall determine. A partial taking is substantial only if it materially decreases the fair market value of the Mortgaged Premises and the remainder of the Mortgaged Premises cannot be restored to an economically viable whole.

         3.4. Temporary Taking. If any Award payable to the Mortgagor on account of a taking for temporary use or occupancy is made in a lump sum or is payable other than in equal monthly installments, the Mortgagor shall pay over such Award to the Depository and such Award shall be applied to installments of Impositions and of principal and interest and all other charges secured by this Mortgage or due in respect of the Obligations or the other Loan Documents as and when the same become due and payable. Any unapplied portion of such Award held by the Depository when such taking ceases or expires (if no Event of Default has then occurred and is continuing), or after the Obligations shall have been paid in full, shall be paid to the Mortgagor or to any other party entitled thereto.

         3.5. The Mortgagor's Obligation to Restore. If proceeds of the Award are made available to the Mortgagor for restoration, replacement or rebuilding pursuant hereto, the Mortgagor shall be obligated promptly to restore, replace, rebuild or alter any Improvements or Building Service Equipment affected by a taking so as to restore the Mortgaged Premises to an economically viable whole, all without regard to the adequacy of the proceeds of an Award, if any, made available to the Mortgagor.

                                   ARTICLE IV

                       Assignment of Space Leases, Profits
                   and Other Income as Further Security, Etc.
                   ------------------------------------------

         4.1. Assignment of Space Leases, Rents, Issues and Profits. The Mortgagor hereby absolutely assigns and sets over unto the Mortgagee all Space Leases, if any, now or hereafter entered into with respect to all or any part of the Mortgaged Premises, and all renewals, extensions, subleases or assignments thereof, and all other occupancy agreements (written or oral), by concession, license or otherwise, together with all of the rents, income, receipts, revenues, issues and profits arising therefrom (the "Collateral"). This assignment is intended by the Mortgagor and the Mortgagee to create, and shall be construed to create, an absolute assignment of all Space Leases, rents, issues and profits, subject only to the terms and conditions of this Mortgage.

         4.2. The Mortgagor's Covenants Regarding Space Leases.

       4.2.1. Without the prior consent and approval of the Mortgagee in each instance, the Mortgagor will not (a) assign, pledge, hypothecate or otherwise encumber any of the Space Leases or the rents, income, issue and profits of the Mortgaged Premises; or (b) enter into any Space Leases affecting the Mortgaged Premises or any part thereof, unless such Space Lease is expressly subordinate to the lien of this Mortgage and to any consolidation, extension, renewal, recasting or refinancing hereof and the Space Lease provides, in substance, that in the event of enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, each Space Tenant shall, at the option of the Mortgagee, attorn to any person succeeding to the interest of the Mortgagor as a result of such enforcement and shall recognize such successor in interest as landlord (or sublandlord, as the case may be) under such Space Lease without change in the terms or other provisions thereof, provided, however, that such successor shall not be bound by any payment of rent or additional rent for more than one (1) month in advance or any amendment or modification of any such Space Lease made without the Mortgagee's written consent; or (c) enter into any Space Leases except in accordance with the provisions of the Note.

       4.2.2. The Mortgagor further represents, warrants, covenants and agrees that:

         (a) To the best of its knowledge, each Space Lease is (or, when executed, will be) a valid and legally enforceable obligation of the parties thereto, in full force and effect.

         (b) With respect to each Space Lease and the Space Tenant security deposits thereunder, any and/or all of such security deposits shall be held as required by the Space Lease but in no event in a manner other than that required by law.

         (c) The Mortgagor shall, at its sole cost and expense, keep, observe, perform and discharge, duly and punctually, all and singular the material obligations, terms, covenants, conditions, representations and warranties of each Space Lease on the part of the Mortgagor to be kept, observed, performed and discharged.

         (d) (i) Except as herein in this clause (i) expressly provided, the Mortgagor shall, at its sole cost and expense, maintain the Space Leases in full force and effect; the Mortgagor will not waive its rights under or materially modify, change, supplement, alter or amend ("Change"), nor shall the Mortgagor surrender (whether partial or total), terminate, cancel or subordinate, any of the Space Leases, and any such attempted Change, surrender, termination, cancellation or subordination shall be void, unless, in each case, the prior written consent thereto of the Mortgagee shall have been obtained. Notwithstanding the foregoing, the Mortgagor may terminate or cancel any Space Lease as a result of a material default by the tenant under such Space Lease if (w) such termination is being effected in the ordinary course of the Mortgagor's business, (x) no Event of Default then exists and (y) such termination or cancellation would not materially and adversely affect the value of the Space Leases as collateral security for the Obligations. A material Change shall include but not be limited to any material Change in the amount or time of payment of the rent or additional rent, the length of term or square footage of the premises under any Space Lease or any other Change which would materially adversely affect the Mortgagor's rights under the Space Lease, or would affect the Mortgagee's rights under the Space Lease or the value of the Space Lease as collateral security for the Obligations.

         (ii) The Mortgagor shall, at its sole cost and expense, enforce the Space Leases in accordance with their terms; and shall appear in and defend any action or proceeding arising to which it is a party under or in any manner connected with any of the Space Leases.

         (e) The Mortgagor shall deliver to the Mortgagee a copy of each notice of default sent or received by it relating in any way to any Space Lease promptly upon, but in any event within five (5) business days after, its sending or receipt thereof.

         4.3. The Mortgagor's Rights, and Powers.

       4.3.1. The Mortgagor hereby irrevocably, in the name of the Mortgagor or otherwise, authorizes and empowers the Mortgagee, and absolutely assigns and transfers unto the Mortgagee, and constitutes and appoints the Mortgagee its true and lawful attorney-in-fact, coupled with an interest and as its agent, irrevocably, with full power of substitution for it and in its name, but solely for the following purposes: (i) to exercise and enforce every right, power, remedy, authority, option and privilege of the Mortgagor under the Space Leases, and as such attorney-in-fact, the Mortgagee may subordinate, terminate, cancel or modify the Space Leases, accept the surrender of the Space Leases, give any notice, take any action resulting in such subordination, termination, cancellation, modification or surrender, give any authorization, furnish any information, make any demands, execute any instruments and take any and all other action on behalf of and in the name of the Mortgagor which in the opinion of the Mortgagee may be necessary or appropriate to be given, furnished, made, exercised or taken by the Mortgagor under the Space Leases in order to comply therewith, to perform the conditions thereof or to prevent or remedy any default by the Mortgagor thereunder or to enforce any of the Mortgagor's rights and remedies thereunder, and (ii) to ask, require, demand, receive and collect and give acquittances for the Income (as hereinafter defined), and on nonpayment thereof to sue for, recover and receive the same, and on payment thereof to give sufficient releases, receipts, discharges and acquittances thereof; to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Mortgagee may deem to be necessary or advisable; provided, however, that the power provided for in this sentence may not be exercised by the Mortgagee unless an Event of Default shall have occurred and be continuing. "Income" shall mean all deposits, rents, issues, profits, revenues, royalties, and other revenue producing arrangements, whether written or oral, and all monetary benefits of, and/or derived from, and/or sums payable under and by virtue of the Space Leases and/or the Premises.

       4.3.2. So long as there shall not have occurred and then be continuing any Event of Default and until such right of Mortgagor is terminated by the Mortgagee as in Section 4.3.3 provided, the Mortgagee will not exercise its rights pursuant to Section 4.3.1, and the Mortgagor shall have the right (but limited as hereinafter provided) to exercise all of its rights under the Space Leases, provided that the Mortgagor shall at all times comply with, observe and perform, in the exercise of such right, all of the provisions of this Mortgage and the other Loan Documents applicable to the Space Leases; provided, further, that no action shall be taken or failed to be taken by the Mortgagor which would impair the Collateral or any other collateral security for the Obligations provided for in the Loan Documents.

       4.3.3. The Mortgagee, upon the occurrence and during the continuance of an Event of Default, at its option and upon written notice to the Mortgagor, shall have the right to terminate the right of the Mortgagor to exercise its rights under the Space Leases, and, thereupon, in addition, the Mortgagee, at any time thereafter, at its option, shall have the complete right, power and authority hereunder to exercise and enforce all rights, powers, remedies, authority, options and privileges of the Mortgagor under the Space Leases in the name of the Mortgagor or the Mortgagee, to enforce all obligations of the other parties to the Space Leases and to exercise and enforce all of its rights and remedies hereunder and under law not exercisable prior to an Event of Default.

       4.3.4. The Mortgagor does hereby direct each and all of the Space Tenants under the Space Leases and all contractual obligors of the Mortgagor to pay any Income to the Mortgagee upon demand for payment thereof by the Mortgagee without further inquiry. It is understood and agreed, however, that no such demand shall be made unless an Event of Default shall have occurred and be continuing. No such Space Tenant or obligor shall be obliged to account to the Mortgagor for any amounts paid to the Mortgagee by reason of any payment made to the Mortgagee pursuant to such demand and, upon any such payment to the Mortgagee, shall be pro tanto released from their obligations to the Mortgagor. Each Space Tenant shall be permitted to rely on any communication from the Mortgagee pursuant hereto, and under no circumstances shall such Space Tenant be obligated to the Mortgagor for any payments made to the Mortgagee hereunder. Until such demand is made, the Mortgagor is authorized to collect or enforce or continue collecting or enforcing such Income in accordance with the provisions of this Mortgage.

       4.3.5. The Mortgagee shall not have any duty as to the collection or protection of the Collateral or any income thereon or payments with respect thereto, or as to the preservation of any rights pertaining thereto beyond the safe custody of any thereof actually in its possession. In no instance shall the Mortgagee be responsible to lessees for payment of interest upon, or return of, any lease security deposits, except as provided by law or as provided in the leases and then only if and to the extent that such deposits are received by the Mortgagee. The Mortgagor hereby waives notice of acceptance hereof and, except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by the Mortgagee of any rights or powers which it may have or to which it may be entitled with respect to the Collateral.

       4.3.6. The Mortgagor hereby irrevocably constitutes and appoints the Mortgagee as the true and lawful attorney-in-fact of the Mortgagor, which appointment is coupled with an interest, with full power of substitution, to proceed from time to time in the Mortgagor's name in any statutory or non-statutory proceeding affecting the Mortgagor or any Collateral, and the Mortgagee or its nominee may (i) execute and file proof claim for the full amount of any Collateral and vote such claims for the full amount thereof (A) for or against any proposal or resolution, (B) for a trustee or trustees or for a receiver or receivers or for a committee of creditors and/or (C) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition or extension, and the Mortgagee or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release Collateral; (ii) endorse any draft or other instrument for the payment of money, execute releases and negotiate and enter into settlements; and (iii) execute all such other documents or instruments as may be necessary or expedient to be executed by the Mortgagor for any of the purposes of this Mortgage; provided, however, that the power provided for in this sentence may be exercised by the Mortgagee only while an Event of Default is continuing. The Mortgagee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         4.4. Remedies and Entry Upon Default.

       4.4.1. So long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have the right to collect (but not more than one
(1) month in advance) and retain all of the rents, gross receipts and other payments, if any, from the Space Leases and from the Mortgaged Premises generally, and the Mortgagee agrees that customary initial rent payments, security deposits and reimbursements by a Space Tenant to the Mortgagor on account of alterations made by the Mortgagor for the benefit of the Space Tenant are permissible advance payments by the Space Tenant.

       4.4.2. Upon any Event of Default, the Mortgagee may, but shall not be obligated to:

         (a) terminate the rights of the Mortgagor referred to in Section 4.3 hereof and exercise all of the powers, rights and remedies provided for in
     Section 4.3 hereof, including those to be exercised only from and after an Event of Default;

         (b) at any time and from time to time, without notice to, or assent by, the Mortgagor or any other Person, but without affecting any of the Obligations, in the name of the Mortgagor or in the name of the Mortgagee, notify the account debtors and obligors on any or all of the Space Leases to make payment and performance directly to the Mortgagee, and demand, collect, receive, compound and give acquittance for the Space Leases or any part thereof; extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, upon any terms and conditions, any of the Space Leases; endorse to the order of the Mortgagee checks, drafts or other orders or instruments for the payment of moneys payable to the Mortgagor which shall be issued in respect of any of the Space Leases; file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Mortgagee necessary or advisable for the purpose of collecting upon or enforcing any of the Space Leases; and execute any instrument and do all other things deemed necessary and proper by the Mortgagee to protect and preserve and realize upon the Space Leases and/or the other rights contemplated hereby and the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee as such Mortgagor's lawful attorney-in-fact, coupled with an interest, and its agent for the foregoing purposes;

         (c) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Income that may then be or may thereafter become due, owing or payable with respect to the Premises or any part or parts thereof from any present or future lessees, tenants, subtenants or occupants thereof or from any present or future contract obligors; and/or

         (d) pay, in such order as the Mortgagee in its sole discretion shall determine, from and out of the Income collected in connection with the Premises and/or the Collateral or any part or parts thereof or from or out of any other funds (less the expense of collection, including attorneys' fees and disbursements), any taxes, assessments, water rates, sewer rates, or other government or other charges levied, assessed or imposed against the Premises or any part or part thereof, and also any and all other charges, costs and expenses which the Mortgagee deems necessary or advisable to pay in respect of the management or operation of the Premises, including, without limitation, the costs of insurance policies, repairs and alterations, commissions for renting the Premises or any part or parts thereof, legal expenses in enforcing claims, preparing papers or procuring any other services that may be required and any amounts payable under or pursuant to any Lease. All amounts so paid and expended shall be payable on demand, together with interest at the Default Rate from the date incurred until paid, and be deemed to be included within the Obligations and secured by this Mortgage. The provisions of Section 4.2.2 and the rights given to the Mortgagee hereby shall inure to the benefit of the Mortgagee even though the Mortgagee does not enter and take possession of the Premises. Any balance remaining after the Obligations shall have been paid in full shall be turned over to the Mortgagor or such other Person as may lawfully be entitled thereto. Neither the entry upon and taking possession of the Mortgaged Premises, nor the collection and application of the rents, gross receipts or other charges thereof, nor any other action taken by the Mortgagee in connection therewith, shall cure or waive any default hereunder or waive or modify any notice thereof or notice of acceleration of the Obligations theretofore given by the Mortgagee.

       4.4.3. If an Event of Default shall have occurred and be continuing and the Mortgagee shall have entered upon the Mortgaged Premises as provided in
Section 6.2.2 hereof, a notice in writing by the Mortgagee to the Space Tenants under the Space Leases advising them that the Mortgagor has defaulted hereunder and requesting that all future payments of rent, additional rent or other charges under the Space Leases be made to the Mortgagee (or its agent) shall be construed as conclusive authority to such Space Tenants that such payments are to be made to the Mortgagee (or its agent). Each Space Tenant shall be fully protected in making such payments to the Mortgagee (or its agent) and be given full credit against its obligations under the applicable Space Lease to the extent of payments made to the Mortgagee (or its agent) pursuant to any such notice; and the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee the attorney-in-fact and agent of the Mortgagor, coupled with an interest, for the purpose of endorsing the consent of the Mortgagor on any such notice.

         4.5. No Obligation of Mortgagee.

       4.5.1. The Mortgagee shall not be obligated to perform or discharge any obligation of the Mortgagor as a result of the collateral assignment hereby effected, and the Mortgagor hereby agrees to indemnify and hold the Mortgagee harmless from and against any and all liability, loss or damage which the Mortgagee may incur by reason of any act of the Mortgagee under this Mortgage, other than as a result of the Mortgagee's willful misconduct or gross negligence. Should the Mortgagee incur any such liability, loss or damage by reason of this Mortgage and which is covered by the foregoing indemnity, or in defense against any such claims or demands, or perform any acts or covenants on the part of Mortgagor to be performed under the Space Leases, or pay for the account of the Mortgagor any and all sums, costs and expenses for the discharge of taxes, assessments, water rents or other liens against the Collateral (as hereinafter defined) or any part thereof, or on account of insurance premiums or repairs, and also any amounts and expenses necessary to perform any covenants and conditions to be performed on the part of the Mortgagor under the Space Leases, the amount thereof, including costs, expenses and attorneys' fees, together with interest thereon at the Default Rate from the date such expenses were paid by the Mortgagee to the date of payment to the Mortgagee by the Mortgagor, shall be included in the Obligations secured by this Mortgage, and the Mortgagor shall reimburse the Mortgagee therefor upon demand.

       4.5.2. The acceptance by the Mortgagee of this Mortgage, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Mortgagee to appear in or defend any action or proceeding relating to the Collateral, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                                   ARTICLE V

                Security Agreement Under Uniform Commercial Code
                ------------------------------------------------

         5.1. The Mortgagor intends that this Mortgage shall constitute a security agreement within the meaning of the Uniform Commercial Code of the State (the "Code") with respect to all of the Mortgagor's right, title and interest in and to the Building Service Equipment and Furnishings as are considered or as shall be determined to be personal property or "fixtures" (as defined in the Code) and all books, records, licenses and certificates of the Mortgagor or relating to the Mortgaged Premises, together with all replacements thereof, substitutions therefor or additions thereto (said property being sometimes hereinafter in this Article V referred to as the "Personal Property

Collateral"), and that a security interest shall attach thereto for the benefit of the Mortgagee to secure the Obligations and all other sums and charges which may become due hereunder, thereunder or under any of the other Loan Documents. The Mortgagor hereby authorizes the Mortgagee to file financing and continuation statements with respect to the Personal Property Collateral without the signature of the Mortgagor, if permitted by the Code as adopted by the State. In any event the Mortgagor covenants to execute such financing and continuation statements as the Mortgagee may reasonably request. If an Event of Default shall occur and be continuing, the Mortgagee, pursuant to the appropriate provisions of the Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of real property under this Mortgage and the law of the State, in which event the default provisions of the Code shall not apply. The Mortgagor agrees that, in the event the Mortgagee shall elect to proceed with respect to the Personal Property Collateral separately from the real property, unless a greater period shall then be mandated by the Code, five (5) days notice of the sale of the Personal Property Collateral shall be reasonable notice. The expenses of retaking, holding, preparing for sale and selling incurred by the Mortgagee shall be assessed against the Mortgagor and shall include, but not be limited to, the reasonable legal expenses incurred by Mortgagee. The Mortgagor agrees that it will not remove or permit to be removed from the Mortgaged Premises any of the Personal Property Collateral without the prior written consent of the Mortgagee except as set forth in Section 2.7.2. All replacements, renewals and additions to the Personal Property Collateral shall be and become immediately subject to the security interest of this Mortgage and the provisions of this Article V. The Mortgagor warrants and represents that all Personal Property Collateral now is free and clear of all liens, encumbrances or security interests other than the Permitted Encumbrances, and that all replacements of the Personal Property Collateral, substitutions therefor or additions thereto, unless the Mortgagee otherwise consents, will be, free and clear of liens, encumbrances or security interests of others.

                                   ARTICLE VI

                         Events of Default and Remedies
                         ------------------------------

         6.1. Events of Default. Mortgagee shall be entitled to exercise any and all of the remedies provided in Section 6.2 and in the other Loan Documents upon the happening of an Event of Default. The term "Event of Default", wherever used in the Mortgage, shall mean any one or more of the following events:

         (a) failure of Mortgagor (x) to pay, for a period of ten (10) days after the same becomes due (i) any installment of interest and/or principal under this Note, or (ii) any other payment required hereunder or under any of the other Loan Documents or under any supplement, modification or extension hereof or thereof, or (y) to pay the final principal balance of the Note when due, whether upon the stated maturity date set forth therein, upon acceleration of such principal sum or otherwise, together with accrued and unpaid interest thereon; or

         (b) if any of Mortgagor's representations or warranties contained herein or in any of the Loan Documents shall be untrue or incorrect in any material respect at the time made, or if any such warranty or representation intended to be a continuing one shall become untrue or incorrect in any material respect and Mortgagor shall fail to remedy such situation within thirty (30) days after notice from Mortgagee, unless such situation cannot be remedied in such period and provided further that the Mortgagor shall commence compliance with such situation and shall continue to diligently prosecute such compliance, then such cure period shall be extended for an additional sixty (60) day period, or such other period of time as the Mortgagee may agree in writing (or immediately upon notice in case of emergency); or

         (c) if Mortgagor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Mortgagor and the petition is not controverted within thirty (30) days, or is not dismissed within ninety
     (90) days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of Mortgagor; or Mortgagor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Mortgagor or there is commenced against Mortgagor any such proceeding which remains undismissed for a period of ninety (90) days; or Mortgagor is adjudicated insolvent or bankrupt; or any order of relief of other order approving any such case or proceeding is entered; or Mortgagor suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or Mortgagor makes a general assignment for the benefit of creditors; or Mortgagor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Mortgagor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or

         (d) if any of the events enumerated in clause (c) of this Section shall happen to Acadia; or

         (e) if any execution, warrant, attachment, garnishment or other similar processes shall be levied or filed against the Mortgaged Premises or any part thereof, or against Mortgagor which involve claims aggregating more than $100,000 and such processes shall not be stayed, vacated or discharged, such as by bonding, within ninety (90) days after the same shall have been levied or filed; or

         (f) if Mortgagor shall fail to perform or observe, or cause to be performed or observed the provisions contained in Section 2.18. herein, within the time periods set forth therein, with time being of the essence; or

         (g) except as otherwise provided in PARAGRAPH (f) directly hereinabove, if Mortgagor shall fail to perform or observe, or cause to be performed or observed, any other term, obligation, covenant, condition or agreement contained in the Note, this Mortgage or in any of the other Loan Documents, or in any assignment of leases and rents or in any other instrument executed concurrently herewith by Mortgagor and/or Guarantor or supplemental hereto, pertaining to the debt evidenced by this Note or the security therefor, or under any supplement, modification or extension of any of the foregoing, on its part to be performed and such failure shall have continued for a period of thirty (30) days after notice thereof; provided, however, if such default shall not have been occasioned by any willful act of Mortgagor, and if such default cannot with due diligence be cured within such thirty (30) days period, the time within which to cure the same shall be extended for such period as may be necessary to cure the same with due diligence if Mortgagor commences within such thirty (30) days and proceeds diligently to cure the same; or

         (h) if there should occur a default which is not cured within the applicable grace or cure period, if any, under any mortgage or deed of trust of all or part of the Mortgaged Premises (as such term is defined in the Mortgage), including a mortgage or deed of trust held by Mortgagee, regardless of whether any such other mortgage or deed of trust is superior, subordinate, or collateral to the Mortgage; it being further agreed by Mortgagor that an Event of Default shall constitute an "Event of Default" under any such other mortgage or deed of trust held by Mortgagee; provided, however, that this provision shall not be construed as Mortgagee's consent to any such mortgage or deed of trust; or

         (i) if any "Event of Default" (as such term is defined in any Loan Document) shall occur; or

         (j) if there shall be an acceleration upon default of any other loan made by or held by Mortgagee to a borrower controlled by Acadia; or

         (k) if any Guarantor defaults under or attempts to withdraw, cancel or disclaim liability under any Indemnity pursuant to the terms therein; or

         (l) if the Mortgagor shall default in the observance or performance of any term, covenant or condition of the Ground Lease on the part of the Mortgagor, as lessee thereunder, to be observed or performed beyond any applicable notice and cure periods under the Ground Lease; or

         (m) if the leasehold estate created by the Ground Lease shall be surrendered, in whole or in material part, or if the Lease shall be terminated or canceled for any reason or under any circumstance whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be materially modified, changed, supplemented, altered or amended without the consent of the Mortgagee, which consent shall not be unreasonably withheld.

         6.2. Remedies. If an Event of Default shall occur and be continuing, the Mortgagee, at its option, may:

       6.2.1. by notice to the Mortgagor, declare the entire principal amount of the Note then outstanding and all accrued and unpaid interest thereon and all other Obligations of the Mortgagor to the Mortgagee to be immediately due and payable, and upon such declaration such principal and interest and all other Obligations of the Mortgagor to the Mortgagee shall become and be immediately due and payable, anything in the Note or in this Mortgage or in any of the other Loan Documents to the contrary notwithstanding.

       6.2.2. after commencement of such proceedings as may be required by any applicable law, either in person, or by its agents or attorneys, or by a court-appointed receiver, enter into and upon all or any part of the Mortgaged Premises and exclude the Mortgagor, its agents and employees from possession; and while in possession, use, operate, manage, control, and conduct the business of, the Mortgaged Premises in such manner and to such extent as the Mortgagee shall, in its reasonable discretion, determine to be appropriate, either itself or by its employees, agents, attorneys or the receiver; and maintain and restore the Mortgaged Premises and make all necessary or proper repairs, replacements, alterations, and improvements as the Mortgagee, in its reasonable discretion, determines to be advisable; and, without limiting the Mortgagee's rights under
Section 4.4.2, the Mortgagee (whether or not it shall have taken possession of the Premises or obtained a receiver for the Mortgaged Premises) shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Premises. After first deducting the amount of expenses incurred in connection with the operation of the Mortgaged Premises, including advances for maintenance, repairs, alterations, improvements, taxes, assessments, insurance and other prior or current charges in respect of the Mortgaged Premises or any part thereof, as well as compensation for the services of the Mortgagee and for all attorneys, agents, consultants and other persons engaged by it to render services in connection with the Mortgaged Premises, the Mortgagee shall apply the balance of said moneys to the payment of the Obligations. Any remaining moneys shall be remitted to the Mortgagor or to such other person as lawfully may be entitled thereto. Any and all amounts advanced by the Mortgagee as authorized, or contemplated, by this Section 6.2.2 shall bear interest from the date advanced at the Default Rate and, together with such interest, shall be added to the Obligations secured by this Mortgage, and shall be payable by Mortgagor on demand.

       6.2.3. with or without entry, either itself or by its agents or attorneys:

         (a) foreclose this Mortgage in accordance with the laws of the State and the provisions hereof, for all of the Obligations or for any portion thereof or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance of the Obligations not then due; or

         (b) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect, including bringing any appropriate action or proceeding to foreclose this Mortgage and any other documents securing the Note and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property under the power of sale hereinafter provided or the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. The Mortgagee shall take action either by such proceedings or by the exercise of its power with respect to entry and/or taking possession, or both, as the Mortgagee may determine; and

       6.2.4. exercise any or all of its rights and remedies under the Loan Documents in such order of priority as the Mortgagee shall determine in its sole discretion. The Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due under Section 6.2.1, together with interest on such sums at the Default Rate. Interest at the Default Rate shall be due on any judgment obtained by the Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment by the Sheriff or otherwise.

         6.3. Foreclosure; No Marshalling of Assets; Appointment of Receiver.

       6.3.1. In case of a foreclosure sale, all of the Mortgaged Premises, at the option of Mortgagee, in its sole discretion, may be sold in one or more parcels even though the proceeds of such sale exceed or may exceed the Obligations. The Mortgagee shall not be required to exercise any rights under this Mortgage before proceeding against any other security, shall not be required to proceed against other security before proceeding under this Mortgage, and shall not be precluded from proceeding against any or all of any security held by the Mortgagee for any or all of the Obligations in any order or at the same time.

       6.3.2. The Mortgagee, in any action to foreclose this Mortgage, shall be entitled, without notice and without regard to the adequacy of any security for the Obligations or the solvency of any Person liable for the payment thereof, to the appointment of a receiver of the rents and profits of the Mortgaged Premises.

       6.3.3. The Mortgagor agrees, to the full extent that it may lawfully do so, that in any foreclosure or other action brought by the Mortgagee to enforce this Mortgage, it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent, hinder, delay or otherwise affect the enforcement of the provisions of this Mortgage or any rights or remedies the Mortgagee may have hereunder or by law.

       6.3.4. If the Mortgagee shall elect to accelerate the Obligations following the occurrence of an Event of Default, the Mortgagor, within five (5) days after demand, will pay to the Mortgagee, or any receiver appointed in connection with the foreclosure of this Mortgage, any and all amounts then held as security deposits under all Space Leases; and the Mortgagee or such receiver shall be deemed to indemnify the Mortgagor against all claims of tenants in respect of the security deposits so paid following such demand.

       6.3.5. If an Event of Default shall occur and be continuing, in addition to all other rights of the Mortgagee provided in this Mortgage or by law, the Mortgagor shall, on demand, surrender possession of the Mortgaged Premises to the Mortgagee; the Mortgagor consents that the Mortgagee may exercise any or all of the rights specified in Section 6.2.2; and the Mortgagor irrevocably appoints the Mortgagee its attorney-in-fact, coupled with an interest, for such purposes. If the Mortgagor is then an occupant of all or any portion of the Mortgaged Premises, it agrees to surrender possession of that part of the Mortgaged Premises which it occupies to the Mortgagee immediately upon demand if an Event of Default shall have occurred and be continuing. If the Mortgagor remains in possession despite such demand, such possession shall, at the Mortgagee's election, be as tenant of the Mortgagee; and the Mortgagor agrees to pay monthly in advance to the Mortgagee such rent for the premises so occupied as the

Mortgagee may demand, and in default of so doing, the Mortgagor may also be dispossessed by summary proceedings or otherwise. If a receiver of the rents and profits of the Mortgaged Premises shall be appointed, the covenants of this
Section 6.3.5 may be enforced by the receiver.

         6.4. Legal Expenses of Mortgagee.

       6.4.1. The Mortgagor will pay to the Mortgagee, on demand, all costs, charges and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or paid at any time by the Mortgagee (i) in connection with any action or proceeding to foreclose this Mortgage or to recover or collect all, or any portion of the Obligations; and (ii) in connection with any modification or amendment or assignment of this Mortgage or the other Loan Documents, together with interest on each such payment made by the Mortgagee at the Default Rate from the date of the Mortgagee's demand for such payment to the date of reimbursement by Mortgagor.

       6.4.2. If any action or proceeding be commenced in which the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all reasonable sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the title, rights and lien created by this Mortgage (including, without limitation, reasonable attorneys' fees) shall be paid by the Mortgagor, together with interest thereon at the Default Rate from the date of the Mortgagee's demand for such payment to the date of reimbursement by Mortgagor.

         6.5. Remedies Cumulative; No Waiver; Etc.

       6.5.1. No remedy in this Mortgage conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Mortgagee in exercising any right or power arising upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of or acquiescence in any such Event of Default; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as the Mortgagee may determine it is appropriate to do so.

       6.5.2. A waiver in one or more instances of compliance with any of the terms, covenants, conditions or provisions of this Mortgage or of the other Loan Documents shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver. In any event, no waiver shall be effective, or be asserted by the Mortgagor as having been made, unless set forth in a writing signed by the Mortgagee.

       6.5.3. The Mortgagor waives and renounces all homestead and similar exemption rights with respect to the Mortgaged Premises provided for by the Constitution and laws of the United States and of the State as against the collection of the Loan Documents, or any part thereof.

         6.6. No Merger. It is the intention of the parties to this Mortgage that if the Mortgagee shall at any time hereafter acquire title to all or any portion of the Mortgaged Premises, then, and until the Obligations have been paid in full, the interest of the Mortgagee hereunder and the lien of this

Mortgage shall not merge or become merged in or with the estate and interest of the Mortgagee as the holder and owner of title to all or any portion of the Mortgaged Premises and that, until such payment, the estate of the Mortgagee in the Mortgaged Premises and the lien of this Mortgage and the interest of the Mortgagee hereunder shall continue in full force and effect to the same extent as if the Mortgagee had not acquired title to all or any portion of the Mortgaged Premises.

         6.7. Foreclosure of Mortgage by Power of Sale. Mortgagee may, either with or without entry of taking possession of the Mortgaged Property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part thereof pursuant to any procedures provide by applicable law, including, without limitation, the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law (and any amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

         All Notices hereunder or under any applicable law pertaining hereto (including, without limitation, Article 14 of the New York Real Property Actions and Proceeding Law) shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered (i) by personal service or courier service, and shall be deemed given on the date when signed for or, if refused, when refused by the person designated as an agent for receipt of service, (ii) by facsimile transmission, and shall be deemed given when printed confirmation of completion of transmission is generated by the sender's facsimile transmission instrument, or (iii) by United States certified mail, return receipt requested, postage prepaid, and shall be deemed given two (2) days after being sent, to any party hereto at the following address: 20 Soundview Marketplace, Port Washington, New York 11050 or such other address of which a party shall have notified the party giving such notice in writing as aforesaid. For purposes hereof, notices may be given by the parties hereto or by their attorneys identified herein.

         6.8. Purchase by Mortgagee. Without limiting any other provision contained herein, upon any such foreclosure sale, the Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

         6.9. Application of Indebtedness Toward Purchase Price. Without limiting any other provision contained herein, upon any such foreclosure sale, the Mortgagee may, if permitted by law, and after allowing for costs and expenses of the sale, compensation and other charges, in paying the purchase price, apply any portion or all of the indebtedness and other sums due to the Mortgagee under the Note, this Mortgage or any other instrument securing the Note, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

         6.10. Waiver of Appraisement, Valuation, Stay, Execution and Redemption Laws. Without limiting any other provision contained herein, the Mortgagor agrees, to the full extent permitted by law that in case of a default on its part hereunder, neither the Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and the Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that may be lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien hereof and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety. Mortgagor agrees that neither it nor any guarantor will assert a defense in any action to recover a deficiency judgment following a foreclosure that the sales price realized at the sale was less than the fair market value.

         6.11. Receiver. Without limiting any other provision contained herein, if an Event of Default shall have occurred, the Mortgagee, to the extent permitted by law and without regard to the value, adequacy or sufficiency of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, income and other benefits thereof and apply the same as the court may direct. The expenses, including receiver's fees, reasonable attorneys' fees, costs and reasonable agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder of afforded by law or in equity and may be exercised concurrently therewith or independently therewith or independently thereof. The Mortgagee shall be liable to account only for such rents, income and other benefits actually received by the Mortgagee, whether received pursuant to this paragraph or paragraph 3.03. Notwithstanding the appointment of any receiver or other custodian, the Mortgagee shall be entitled as pledged to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, the Mortgagee.

         6.12. Suits to Protect the Mortgaged Property. Without limiting any other provision contained herein, the Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as the Mortgagee may deem advisable in its judgment (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, and
(c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order might impair the security hereunder or be prejudicial to the Mortgagee's interest.

         6.13. Proofs of Claim. Without limiting any other provision contained herein, in case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting the Mortgagor or any guarantor, co-maker or endorser of any of the Mortgagor's obligations, its creditors or its property, the Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by the Mortgagor under the Note, this Mortgage and any other instrument securing the Note, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by the Mortgagor after such date.

         6.14. Delay or Omission; No Waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to the Mortgagee may be exercised from time to time and as often as may be deemed expedient by the Mortgagee.

         6.15. No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If the Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this Mortgage or any instrument securing the Note; (d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, then, except as otherwise provided by an instrument executed by the Mortgagee, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of the Mortgagor or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, endorser, surety or guarantor. No such act or omission shall preclude the Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument executed by the Mortgagee, shall the lien of this Mortgage be altered thereby, except to the extent of releases as described in subparagraph (d) above of this paragraph 3.12. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, the Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         6.16. Discontinuance of Proceedings; Position of Parties Restored. If the Mortgagee shall have proceeded to enforce any right or remedy under the Mortgage by foreclosure, entry or otherwise and such proceedings shall have resulted in a final determination adverse to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Mortgagee shall continue as if no such proceedings had occurred or had been taken.

         6.17. Remedies Cumulative. No right, power or remedy conferred upon or reserved to the Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, or now or hereafter existing as law, in equity or by statute.

         6.18. Defeasance. If Mortgagor shall pay or cause to be paid the principal of and premium, if any, and interest on the Note, in accordance with the terms thereof, and if the Mortgagor shall pay or cause to be paid all sums payable hereunder by the Mortgagor and shall comply with all terms, conditions and requirements hereof, then this Mortgage shall be null and void and of no further force and effect and shall be released by the Mortgagee upon the written request and at the expense of the Mortgagor.

         6.19. Interest After Default. Upon default or after maturity or after judgment has been rendered on the Note, Mortgagor's right to select pricing options shall cease and the unpaid principal of all advances shall, at the option of the Mortgagee, bear interest at the Involuntary Rate.

         6.20. Construction of Mortgagee Rights. All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Section 254 and 273 of the Real Property Law of the State of New York.

                                  ARTICLE VII

                        Provisions of General Application

         7.1. Modifications. No change, amendment, termination, modification or cancellation of this Mortgage, or of any part hereof, shall be valid unless set forth in a writing signed by the Mortgagor and the Mortgagee, except that only the Mortgagee need sign any satisfaction of this Mortgage.

         7.2. Notices. All notices, demands, requests, consents, approvals or other communications (each, a "Notice") given or required to be given hereunder shall be deemed given or furnished hereunder when addressed to the party intended to receive the same, at the address of such party set forth below:

                  If to Mortgagee:

                           Fleet National Bank
                           1185 Avenue of the Americas
                           New York, New York  10036
                           Attention: Denise M. Smyth, Vice President

                  If to Mortgagor:

                           Port Bay Associates, LLC
                           c/o Acadia Realty Trust
                           1311 Mamaroneck Avenue
                           Suite 260
                           White Plains, New York  10605
                           Attention: Robert Masters, Esq.

                           with a copy to Michael Nelsen at the same address

Each such Notice shall be effective (i) if delivered by hand, at the time of delivery to the address specified herein below or (ii) if given by first-class certified or first-class registered mail, return receipt requested postage prepaid, on the fourth Business Day (as "Business Day" is defined in the Note) following the time of mailing in the manner aforesaid, or (iii) on the Business Day immediately following the delivery of such notice to an overnight delivery service.

         Any party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties.

         7.3. The Mortgagee's Rights to Perform the Mortgagor's Covenants. If the Mortgagor shall fail to pay or cause payment to be paid to the Mortgagee in accordance with the terms of the Loan Documents, or to perform or observe any other term, covenant, condition or obligation required to be performed or observed by the Mortgagor under this Mortgage or the other Loan Documents, without limiting any other provision of this Mortgage, and without waiving or releasing the Mortgagor from any obligation or default hereunder, after giving any notice to the Mortgagor required hereunder and after the passage of any applicable cure periods (or without such notice in the event of an emergency), the Mortgagee (or any receiver of the Mortgaged Premises) shall have the right, but not the obligation, to make any such payment, or to perform any other act or take any appropriate action, including, without limitation, entry on the Mortgaged Premises and performance of work thereat, as it, in its sole discretion, may deem necessary to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Mortgagor or to protect the security of this Mortgage. All amounts advanced by, or on behalf of, the Mortgagee in exercising its rights under this Section 7.3 (including, but not limited to, legal expenses and disbursements incurred in connection therewith), together with interest thereon at the Default Rate from the date of the Mortgagee's demand upon the Mortgagor for reimbursement of such sums until reimbursement by the Mortgagor, shall be payable by the Mortgagor to the Mortgagee upon demand and shall be secured by this Mortgage.

         7.4. Additional Sums Payable by the Mortgagor. All sums which, by the terms of this Mortgage or any of the other Loan Documents are payable by the Mortgagor to the Mortgagee shall, together with the interest thereon provided for herein or in the Note or such other Loan Documents, be added to and deemed part of the Obligations secured by the lien of this Mortgage whether or not the provision which obligates the Mortgagor to make any such payment to the Mortgagee specifically so states.

         7.5. Captions. The captions used in this Mortgage are inserted only as a matter of convenience and for reference, and in no way define, limit, enlarge or describe the scope or intent of this Mortgage or in any other way affect this Mortgage or the construction of any provision hereof.

         7.6. Successors and Assigns. The covenants and agreements contained in this Mortgage shall run with the land and bind the Mortgagor, the heirs, legatees, legal representatives, successors and assigns of the Mortgagor and of each Person constituting the Mortgagor and all subsequent owners, encumbrances and Space Tenants of the Mortgaged Premises, or any part thereof; and shall inure to the benefit of the Mortgagee, its successors and assigns and all subsequent beneficial owners of this Mortgage.

         7.7. Gender and Number. Wherever the context of this Mortgage so requires, the neuter gender includes the masculine and/or feminine gender and the singular number includes the plural.

         7.8. Severability. If any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Mortgage; and this Mortgage shall, in such event, be construed as if such invalid, illegal or unenforceable provision had never been included.

         7.9. Usury. Anything in this Mortgage or the other Loan Documents to the contrary notwithstanding, the Mortgagee shall never be entitled to receive, collect or apply as interest on the principal amount of the Obligations secured hereby any amount in excess of the maximum rate of interest permitted to be charged by applicable law. In the event the Mortgagee ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be applied to the reduction of the principal amount of said Obligations; and if said principal amount shall have been paid in full, shall be remitted to the Mortgagor. In determining whether or not the interest paid or payable in any specific instance shall exceed the highest lawful rate, the Mortgagor and the Mortgagee shall to the maximum extent permitted by applicable law (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) "spread" the total amount of interest throughout the entire contemplated terms of the obligations so that the interest rate is uniform throughout the entire said term.

         7.10. Subrogation. Should the proceeds of the loan made by the Mortgagee to the Mortgagor and evidenced by the Note be used directly or indirectly to discharge, or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Premises or any part thereof, then the Mortgagee shall be subrogated to such other lien or encumbrance and to any additional security held by the holder thereof and shall have the benefit of the priority thereof.

         7.11. Controlling Law. This Mortgage shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         7.12. Entire Agreement. This Mortgage, together with the other Loan and Loan Documents, embodies the entire agreement and understanding between the parties relating to the subject matter hereof.

         7.13. Jurisdiction. Any legal action or proceeding with respect to the Note or any of the Loan Documents may be brought in the courts of the States of New York or if the requisites of jurisdiction obtain, of the United States of America for the Southern or Eastern District of New York and, by execution and delivery hereof, the Mortgagor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein, however, shall affect the right of the Mortgagee to commence legal proceedings or otherwise proceed against the Mortgagor in any other jurisdiction. The Mortgagor hereby waives any claim that New York or any such District is an inconvenient forum and any claim against the Mortgagee for consequential, special or punitive damages respecting the Loan Documents.

         7.14. Reappraisal or Subsequent Environmental Reports of Mortgaged Premises. At intervals in Mortgagee's sole discretion, the Mortgagee may order a reappraisal or an environmental assessment of the Mortgaged Property by an independent appraiser or environmental firm, as applicable, of its selection, or by an employee of the Mortgagee, and Mortgagor agrees to allow access to the Mortgaged Property to such independent appraiser, environmental firm, or employee of the Mortgagee, and in the case of an independent appraiser or environmental firm, to pay to the Mortgagee, within thirty (30) days of billing, such appraiser's or environmental firm's, as applicable, reasonable fee and expenses. However, notwithstanding the above, Mortgagor shall be responsible for paying the cost of up to one appraisal per annum if more than one appraisal per annum is required by the Mortgagee

         7.15. Agent for Service of Process. The Mortgagor agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Mortgage and in furtherance of such agreement designates CT Corporation System, 111 8th Avenue, 13th Floor, New York, New York 10011 as the agent for service of process in any such action or proceeding.

         7.16. Consent of Mortgagee. Except as may be specifically provided for herein, whenever the consent or approval of the Mortgagee is required, the decision whether to consent or approve shall be in the sole and absolute discretion of the Mortgagee.

         7.17. Construction of Loan Document. This Mortgage, the Note and all other documents executed and delivered in connection herewith or therewith shall be given a fair and reasonable construction in accordance with the intention of the parties as expressed herein and therein and without regard for any rule of law requiring construction against the party who prepares such instruments.

                                  ARTICLE VIII

                             Intentionally Deleted.

                                   ARTICLE IX

                              Particular Provisions
                              ---------------------

         The foregoing Articles of this Mortgage are subject to the following further provisions, if any, set forth in this Article IX.

         9.1. The phrase "if an Event of Default has occurred and is continuing" or the like contained herein, in the Note or in any other Security Document is not intended to mean, and shall not be construed, by implication or otherwise, to mean that Mortgagor or any other Person shall have a right to cure an Event of Default following acceleration by Mortgagee, and the only right Mortgagor or any other Person shall have upon the occurrence of any Event of Default and Mortgagee's election to accelerate repayment of the Obligations is to tender payment in full of the Obligations unless Mortgagee, in its sole discretion, agrees in writing to waive such Event of Default.

         9.2. Interest Rate Protection Agreement. This Mortgage shall secure the payment of all amounts that may be due and payable pursuant to the terms of any interest rate swap, cap or other interest rate protection agreement (collectively, the "Hedge Agreement") now or hereafter entered into between the Mortgagor and the Mortgagee or their respective designees, including, without limitation, the obligation of the Mortgagor to make payments thereunder and to pay any amounts of which may become due upon a termination thereof. All such payments with respect to such Hedge Agreement shall be deemed to be additional interest under the Note. The additional interest shall be secured by this Mortgage (even if the principal balance has been paid in full) and the Mortgagor shall not be entitled to a satisfaction, termination or release of this Mortgage, and the lien and conveyance created by this Mortgage shall continue, if and so long as any additional interest under the Note payable by the Mortgagor remains outstanding and unpaid. A copy of the Hedge Agreement, if any, is on file with the Mortgagor.

         9.3. Mortgagor Acknowledgment. The Mortgagor hereby acknowledges that it has received a complete copy of this Mortgage without charge.

         9.4. Set-Off. Mortgagor represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Indebtedness, the Mortgage or the Note and that Mortgagor and the undersigned has full power, authority and legal right to execute this Mortgage and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be observed or performed.

         Mortgagor hereby grants to Mortgagee a lien, security interest and right of setoff as security for all liabilities and obligations to Mortgagee, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Mortgagee or any entity under the control of Fleet

Boston Financial Corporation or in transit to any of them. At any time after an Event of Default, without demand or notice, Mortgagee may set off the same or any part thereof and apply the same to any liability or obligation of Mortgagor regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE MORTGAGEE TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE MORTGAGOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         9.5. Re-execution of Documents. Upon receipt of an affidavit of an officer of the Mortgagee as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender of such Note or other security document, Mortgagor will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

         9.6. Right to Prepay. Provided that the Mortgagor is not in default of any of the covenants, conditions, or agreements contained in this Mortgage, the Note or any other loan document delivered in connection thereto, the Mortgagor may prepay the Loan, in whole or in part, in accordance with, and subject to, the prepayment provisions set forth in Paragraph 10 of the Note, which Paragraph 10 includes provisions for payment of a yield maintenance premium under certain circumstances. The provisions of Paragraph 10 of the Note is incorporated herein by this reference, and shall be deemed an obligation secured by the lien of this Mortgage.

         9.7. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR MORTGAGEE TO ACCEPT THIS MORTGAGE AND MAKE THE LOAN. ACCEPTANCE OF THIS MORTGAGE BY THE MORTGAGEE SHALL BE DEEMED TO CONSTITUTE A WAIVER BY THE MORTGAGEE OF THE RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION IN RESPECT OF WHICH THE MORTGAGOR HAS WAIVED THE RIGHT TO TRIAL BY JURY HEREUNDER.

         9.8. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, the Mortgagee shall now or hereafter hold one or more additional mortgages, liens or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located, then to the fullest extent permitted by law, the Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the. Mortgagee to extend the Indebtedness, and the Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have.

         9.9. Non-Residential Property. This Mortgage does not cover real property principally improved by one or more structures containing in the aggregate six (6) or less residential dwelling units having their own separate cooking facilities.

         9.10. Limited Recourse. Mortgagee expressly agrees that the extent of liability of the Mortgagor for any sums due or obligations to perform under the Note (except for the indemnities and/or guarantees delivered to Mortgagee by the Mortgagor and/or the other Indemnitor dated as of this date in connection with the loan evidenced by the Note, and secured, in part, by this Mortgage) is limited to the Mortgagor's estate, right, title and interest in, to and under the Mortgaged Property, the Mortgagor's right, title and interest to the leases and all interest of undersigned thereto (the "Leases"), as described in this Mortgage and/or any other document evidencing or securing the Note, as the same may be amended from time to time (individually, herein referred to as the "Instrument" or "Loan Document" and collectively, either as "Instruments" or "Loan Documents") and the assignment of leases in rents dated of even date hereof by the Mortgagor in favor of Mortgagee, as the same may be amended from time to time (the "Assignment"), Mortgagee agreeing not to look personally to the Mortgagor or to the other Indemnitor or to any principals, trustees members, partners, shareholders, officers, directors, employees or agents of the Mortgagor (collectively, the "Affiliates") but to look solely to the Mortgaged Property, the Leases and the Collateral and no other assets of the Mortgagor, Indemnitor or the Affiliates for payment of any of such sums; provided that the foregoing shall not (i) constitute a waiver of any obligation evidenced by the Note, this Mortgage, the Assignment and/or any other Instrument, (ii) limit the right of the holder of the Note, this Mortgage, the Assignment, and/or any other Instrument to name the Mortgagor as a party defendant in any action or suit for judicial or nonjudicial foreclosure and sale under the Note, the Mortgage, the Assignment and/or any other Instrument in any action or proceeding hereunder so long as no judgment in the nature of a deficiency judgment or any other personal or money judgment shall be asked for or taken against the Mortgagor or the Affiliates, (iii) affect in any way the validity of any guaranty or indemnity from the Mortgagor, the other Indemnitors and/or any other person of all or any of the obligations evidenced and secured by the Note and/or the any of the other Instruments, or the rights of the Mortgagee in connection with such guaranties and/or indemnities to look to the property and assets of the Mortgagor, the other Indemnitor, any guarantor, and/or any Affiliates, but only to the extent provided in such guaranty and/or indemnity, as the case may be (iv) release or impair the Note or the lien of the Mortgage, the Assignment, and/or other Instrument, (v) prevent or in any way hinder the Mortgagee from exercising or constitute a defense, an affirmative defense, a counterclaim or other basis for relief in respect of the exercise of, any other remedy against the Mortgaged Property, the Leases and/or the Collateral and/or the Mortgage, Assignment, Instrument and/or any other instrument securing the Note including the other loan documents executed and delivered to the Mortgagee in connection with the transactions contemplated herein or as prescribed by law or in equity in case of default, except that Mortgagee shall in no event seek any deficiency or other personal or money judgment against the Mortgagor or any Affiliates except to the extent provided for in such guarantees and/or indemnities, (vi) prevent or in any way hinder the Mortgagee from exercising, or constitute a defense, an affirmative defense, a counterclaim or other basis for relief in respect of the exercise of, its remedies in respect of any deposits, insurance proceeds, condemnation awards or other monies or other collateral or letters of credit securing the Note, or (vii) be applicable to the responsible Person in the event of and to the extent of fraud, misappropriation of funds or other property, or intentional damage to any of the Mortgaged Premises or any other collateral securing this Note or any part thereof intentionally inflicted in bad faith by Mortgagor or any partner, principal, shareholder, officer, director, agent or employee of Maker or any partner or principal of any of the foregoing or (viii) be applicable to the liability arising in respect of hazardous materials or ADA compliance.

         Nothing herein shall be deemed to be a waiver of any right which the Mortgagee may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 or any successor thereto or similar provisions under applicable state law to file a claim for the full amount of the debt owing to the Mortgagee by the Mortgagor or to require that all of the Mortgaged Property shall continue to secure all of the indebtedness owing to the Mortgagee in accordance with the Note, this Mortgage, and the other Loan Documents.

         9.11. Obligations Unconditional. The Mortgagor's obligations under the Note, the Mortgage and other Loan Documents are absolute and unconditional and are valid irrespective of any other agreement or circumstance which might otherwise constitute a defense to the obligations under the Note, the Mortgage or the other Loan Documents or to the obligations of others related to it.

         9.12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         9.13. Waiver of Jury Trial. The Mortgagor and the Mortgagee hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to the Note, the Mortgage and all other Loan Documents, the Debt and all other obligations of the Mortgagor related thereto.

         THIS MORTGAGE IS GIVEN ON THE CONDITION that if the Mortgagor, its successors or assigns, shall well and truly pay the Note according to its tenor and shall pay all other sums due under the Loan Documents and any Hedge Agreement, and shall duly perform every covenant, term, condition and agreement of the Mortgagor in this Mortgage and in the Note and other Loan Documents contained and pay all of the other Obligations, then this Mortgage shall be void; otherwise it shall remain in full force and effect.



                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have duly executed this Agreement the day and year first above written.

                                     PORT BAY ASSOCIATES, LLC

                                     By: Acadia Realty Limited Partnership, its
                                         Managing Member

                                         By: Acadia Realty Trust, its General
                                             Partner

                                             By
                                               -------------------------------
                                                Robert Masters
                                                Senior Vice President


                                     FLEET NATIONAL BANK


                                     By
                                        --------------------------------------
                                          Denise M. Smyth
                                          Vice President

STATE OF NEW YORK                       )
                                        ) ss.:
COUNTY OF ____________                  )


         On the _____ day of January, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.



                                  --------------------------------------------
                                  Notary Public

My Commission Expires:


------------------------

STATE OF NEW YORK                       )
                                        ) ss.:
COUNTY OF ____________                  )


                  On the _____ day of January, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Denise M. Smyth, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity and that by her signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.


                                  --------------------------------------------
                                  Notary Public

My Commission Expires:


------------------------

                                    EXHIBIT A
                                   DESCRIPTION
                                   -----------

The Leasehold Interest in property described below as Parcels One and Two, pursuant to Lease evidenced by a Memorandum thereof dated December 19, 1985 recorded on February 3, 1986 in Liber 9702 page 404 from Soundview Shopping Center, Landlord, to Port Bay Associates (Now by Conversion: Port Bay Associates, LLC), Tenant:

Parcel One:
-----------

ALL that certain plot, piece or parcel of land, situate, lying and being in the Incorporated Village of Port Washington North and partly in the Incorporated Village of Manorhaven, Town of North Hempstead, County of Nassau and State of New York, bounded and described as follows:

BEGINNING at a point on the southwesterly side of Waterview Drive (Harborview Drive) distant 457.57 feet northwesterly from the extreme northwesterly end of the arc of a curve connecting the southwesterly side of Waterview Drive with the northwesterly side of Seaview Lane (Shoreview Lane):

RUNNING THENCE south 57 degrees 00 minutes 00 seconds west, 161 feet;

THENCE south 33 degrees 00 minutes 00 seconds east, 240 feet;

THENCE south 57 degrees 00 minutes 00 seconds west, 217 feet;

THENCE south 33 degrees 00 minutes 00 seconds east, 4.75 feet;

THENCE south 57 degrees 00 minutes 00 seconds west, 150 feet to the northeasterly side of New Shore Road;

THENCE north 33 degrees 00 minutes 00 seconds west along the northeasterly side of New Shore Road, 753.11 feet to the southeasterly side of Soundview Drive;

THENCE northeasterly along the southeasterly side of Soundview Drive along the arc of a circle bearing to the left having a radius of 754.41 feet, a distance along said curve of 282.65 feet;

THENCE north 35 degrees 32 minutes 01 seconds east, still along the southeasterly side of Soundview Drive, 17.45 feet to the westerly end of the arc of a curve connecting the southeasterly side of Soundview Drive with the southerly side of Fishermans Drive;

THENCE northeasterly along the arc of said curve bearing to the right having a radius of 20 feet, a distance along said arc of 27.15 feet to a point on the southerly side of Fishermans Drive;

THENCE easterly along the southerly side of Fishermans Drive and along the arc of a curve bearing to the left having a radius of 500 feet, a distance along said arc of 324.09 feet to the extreme westerly end of the arc of a curve connecting the southerly side of Fishermans Drive with the southwesterly side of Waterview Drive;

THENCE southeasterly along said arc of a curve bearing to the right having a radius of 10 feet, a distance along said arc of 14.98 feet to a point on the southwesterly side of Waterview Drive (as widened);

THENCE along the southwesterly side of Waterview Drive, the following three courses and distances:

1.   South 18 degrees 00 minutes 00 seconds east, 120.26 feet;

2. Southeasterly along the arc of a curve bearing to the left having a radius of 452 feet, a distance along said curve of 118.33 feet;

3. South 33 degrees 00 minutes 00 seconds east, 119.51 feet to the point or place of BEGINNING.

Parcel Two:
-----------

ALL that certain plot, piece or parcel of land, situate, lying and being in the Incorporated Village of Port Washington North, Town of North Hempstead, County of Nassau and State of New York, bounded and described as follows:

BEGINNING at a point on the southwesterly side of Waterview Drive, distant
217.57 feet northwesterly from the extreme northwesterly end of the arc of a curve connecting the southwesterly side of Waterview Drive with the northwesterly side of East Soundview Drive;

RUNNING THENCE south 57 degrees 00 minutes 00 seconds west, 181 feet;

THENCE north 33 degrees 00 minutes 00 seconds west, 255.37 feet;

THENCE north 57 degrees 00 minutes 00 seconds east, 139.23 feet;

THENCE north 33 degrees 00 minutes 00 seconds west, 0.41 feet along the face of the building on the premises adjoining on the north;

THENCE north 57 degrees 00 minutes 00 seconds east, 45.77 feet to the southwesterly side of Waterview Drive;

THENCE south 33 degrees 00 minutes 00 seconds east along the southerly side of Waterview Drive, 255.78 feet to the point or place of BEGINNING.

The Fee Interest in property described below as Parcel Three:

Parcel Three:
-------------

ALL that certain plot, piece or parcel of land, situate, lying and being in the Incorporated Village of Port Washington North, Town of North Hempstead, County of Nassau and State of New York, more particularly bounded and described as follows:

BEGINNING at a point on the northerly line of East Soundview Drive, formerly Shoreview Lane, formerly Seaview Lane, said point of beginning being 140.24 feet easterly from the terminus of an arc connecting the easterly line of New Shore Road with the northerly line of East Soundview Drive, said arc having a radius of 10.00 feet and a length of 15.71 feet

RUNNING THENCE from said point of beginning, north 33 degrees 00 minutes 00 seconds west, 159.51 feet;

THENCE north 57 degrees 00 minutes 00 seconds east, 378 feet;

THENCE south 33 degrees 00 minutes 00 seconds east, 217.57 feet;

THENCE along a curve to the right having a radius of 16.83 feet and a length of
27.62 feet;

THENCE westerly along the northerly line of East Soundview Drive, the following four courses and distances:

1.   South 61 degrees 00 minutes 00 seconds west, 33.14 feet;
2.   On a curve to the right having a radius of 870.00 feet and a length of
     204.99 feet;
3.   South 74 degrees 30 minutes 00 seconds west, 64.98 feet; and
4.   Along a curve to the left having a radius of 423.70 feet and a length of
     65.81 feet, to the point or place of BEGINNING.

                                END OF EXHIBIT A


                                       3